1933 Act File No. 33-07404
                                                     1940 Act File No. 811-04760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

   Pre-Effective Amendment No.          ..........

   Post-Effective Amendment No.   40    ..........       X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

   Amendment No.   41    .........................       X

                              BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

Jay S. Neuman, Esquire             Copies to:     Burton M. Leibert, Esq.
Federated Investors Tower                    Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779               One Citicorp Center
(Name and Address of Agent for Service)      153 East 53rd Street
                                        New York, New York 10022

It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on January 29, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



BT Investment Portfolios, Intermediate Tax Free Portfolio, Global High Yield Securities Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Equity Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio have also executed this Amendment to the Registration Statement.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X   filed the Notice required by that Rule on November 26, 1996 or
     intends to file the Notice required by that Rule on or about      ;
     or
     during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.


                             CROSS-REFERENCE SHEET

     This Amendment to the Registration Statement of BT INVESTMENT FUNDS, which is comprised of eighteen funds, relates only to Intermediate Tax Free Fund, Global High Yield Securities Fund, Capital Appreciation Fund, Small Cap Fund, International Equity Fund, Pacific Basin Equity Fund and Latin American Equity Fund, and is comprised of the following:

PART A    INFORMATION REQUIRED IN A PROSPECTUS.

                                   Prospectus Heading
                                   (Rule 404(c) Cross Reference)

Item 1.   Cover Page...............Cover Page.
Item 2.   Synopsis.................Summary of Expenses.
Item 3.   Condensed Financial
          Information..............Financial Highlights; Performance
                                   Information and Reports.
Item 4.   General Description of
          Registrant...............The Funds; Who May Want to Invest; Investment
                                   Principles and Risks; Investment Objectives
                                   and Policies; Risk Factors:  Matching the
                                   Fund to Your Investment Needs; Special
                                   Information Concerning Master-Feeder Fund
                                   Structure; Securities and Investment
                                   Practices; Appendix.
Item 5.   Management of the Fund...Management of the Trust and the Portfolios.
Item 6.   Capital Stock and Other
          Securities...............Dividends, Distributions, and Taxes;
                                   Additional Information.
Item 7.   Purchase of Securities Being
          Offered..................Net Asset Value; Purchase and Redemption of
                                   Shares.
Item 8.   Redemption or Repurchase.Purchase and Redemption of Shares.
Item 9.   Legal Proceedings........None.



PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.  Cover Page...............Cover Page.
Item 11.  Table of Contents........Table of Contents.
Item 12.  General Information and
          History..................Organization of the Trust
Item 13.  Investment Objectives and
          Policies.................Investment Objectives, Policies and
                                   Restrictions.
Item 14.  Management of the Fund...Management of the Trust and the Portfolios.
Item 15.  Control Persons and Principal
          Holders of Securities....Fund Ownership.
Item 16.  Investment Advisory and Other
          Services.................Investment Adviser; Administrator.
Item 17.  Brokerage Allocation.....Portfolio Transactions and Brokerage
                                   Commissions.
Item 18.  Capital Stock and Other
          Securities...............Not Applicable.
Item 19.  Purchase, Redemption and
          Pricing of Securities Being
          Offered..................Valuation of Securities; Redemptions and
                                   Purchases in Kind.
Item 20.  Tax Status...............Taxation.
Item 21.  Underwriters.............Not applicable.
Item 22.  Calculation of Performance
          Data.....................Performance Information
Item 23.  Financial Statements.....Incorporated by reference to the Funds'
                                   Annual
                                   Reports dated September 30, 1996, pursuant to Rule 411 under the Securities Act of 1933. (File Nos. 33-07404 and 811-04760).


o  BT INVESTMENT FUNDS  o
   Intermediate Tax Free Fund
Global High Yield Securities Fund
Capital Appreciation Fund
Small Cap Fund
International Equity Fund
Pacific Basin Equity Fund
Latin American Equity Fund
PROSPECTUS

JANUARY 31, 1997
BT Investment Funds (the `Trust'') is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds. Each of the funds listed above (each, a `Fund'') is a separate series of BT Investment Funds.

UNLIKE OTHER MUTUAL FUNDS, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS (`ASSETS'') IN A SEPARATE INVESTMENT COMPANY (A `PORTFOLIO'') WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF EACH FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. SEE `SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE''HEREIN.

Bankers Trust Company (`Bankers Trust'') is the investment adviser (the `Adviser'') of each Portfolio.
Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

To learn more about a Fund and its investments, investors can obtain a copy of that Fund's Statement of Additional Information (`SAI''), dated January 31, 1997, along with the corresponding Portfolio's most recent financial report and portfolio listing. Each SAI has been filed with the Securities and Exchange Commission (the `SEC'') and is incorporated herein by reference. For a free copy of this Prospectus or the SAI, call the Trust's Service Agent at 1-800-730-1313.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (`FDIC''), THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

The Global High Yield Securities Portfolio and Latin American Equity Portfolio may invest in lower-quality debt securities, sometimes called `junk bonds.''
The Global High Yield Securities Portfolio may invest in these types of securities without limit. Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to `Risk Factors and Certain Securities and Investment Practices-Risks of
Investing in High Yield Securities (`Junk Bonds'') herein for further information.

The Global High Yield Securities Portfolio and Latin American Equity Portfolio may borrow money for investment in securities. Such leverage will exaggerate any increase or decrease the value of shares in the Funds. Borrowing also involves costs to the Portfolio. See `Risk Factors and Certain Securities and Investment Practices-Leverage''herein. Each of the corresponding Funds may be considered a speculative investment and is designed for aggressive investors.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EDGEWOOD SERVICES, INC.
Clearing Operations o P.O. Box 897 o Pittsburgh, Pennsylvania o 15230-0897

TABLE OF CONTENTS
                                        PAGE

The Funds                               3
Who May Want To Invest                  3
Investment Principles and Risks         4
Summary Of Fund Expenses                5
Financial Highlights                    7
Investment Objectives And Policies      11
Risk Factors: Matching The
  Fund To Your Investment Needs         18
Securities And Investment Practices     21
Performance Information And Reports     28
Management Of The Trust And Portfolios  29
Purchase And Redemption Of Shares       33
Dividends, Distributions And Taxes      38
Additional Information                  39
Appendix                                41

2
   THE FUNDS
Intermediate Tax Free Fund's investment objective is a high level of current income exempt from Federal income tax consistent with moderate risk of capital. The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

Global High Yield Securities Fund's investment objective is high current income from investment in a non-diversified portfolio of high yield, non-investment grade debt securities issued in many of the world's securities markets. Capital appreciation will be considered when consistent with the primary investment objective of high current income. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

Capital Appreciation Fund's investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio invests primarily in growth-oriented common stocks of medium sized domestic corporations and, to a lesser extent, foreign corporations. See `Risk
Factors: Matching the Fund to Your Investment Needs''herein.

Small Cap Fund's investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio seeks to provide long-term capital growth by investing primarily in equity securities of smaller sized growth companies. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

International Equity Fund's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio may also invest in emerging market securities. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

Pacific Basin Equity Fund's investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in the Pacific Basin region, other than Japan; the production of any current income is incidental to this objective. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

Latin American Equity Fund's investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America; the production of any current income is incidental to this objective. See `Risk Factors: Matching the Fund to Your Investment Needs''herein.

   WHO MAY WANT TO INVEST
The Trust seeks to achieve the investment objective of each Fund by investing all the Assets of the Fund in the corresponding Portfolio. The Portfolios are Intermediate Tax Free Portfolio, Global High Yield Securities Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Equity Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio, respectively.

The Capital Appreciation Fund, Small Cap Fund, International Equity Fund, Pacific Basin Equity Fund, and Latin American Equity Fund are designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns. These Funds invest for growth and do not pursue income.

In addition, the International Equity Fund, Global High Yield Securities Fund, Latin American Equity Fund and Pacific Basin Equity Fund may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve an extra level of diversification and also participate in opportunities around the world.
The Intermediate Tax Free Fund is designed for conservative investors looking for a relatively stable, high-grade investment, the income of which is free from Federal income tax. Because the Fund's Portfolio invests in high-grade tax-exempt instruments with short to intermediate maturities its share price should be more stable than that of a long-term bond fund, although it may be less stable than that of a short-term bond fund.

Each Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

3

INVESTMENT PRINCIPLES AND RISKS
The value of each Portfolio's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.

Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.

Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect a Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment, especially for securities in emerging markets. Many investments in emerging markets can be considered speculative, and therefore may offer higher income (for debt funds) and total return potential, but significantly greater risk.

   Each of the Global High Yield Securities Fund and Portfolio is classified as a `non-diversified'' investment company under the Investment Company Act of 1940, as amended (the `1940 Act''), and may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, this Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund. See `Risk Factors: Matching the Fund to Your Investments Needs-Non-Diversified Investment Company''for more information. Each other Fund and Portfolio is classified as `diversified.''

Bankers Trust may use various investment techniques to hedge a Portfolio's risks, but there is no guarantee that these strategies will work as intended. When an investor sells their Fund shares (`Shares''), they may be worth more or less than what they originally paid for them. See `Risk Factors: Matching the Fund to Your Investment Needs''herein for more information.

4

   SUMMARY OF FUND EXPENSES
ANNUAL OPERATING EXPENSES are paid out of the assets of each Portfolio and Fund. Each Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. Each Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. Each Fund must provide financial reports.

The following table provides: (i) a summary of estimated expenses relating to purchases and sales of Shares of the Funds and the annual operating expenses of the Funds and the expenses of the corresponding Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF EACH FUND AND THE CORRESPONDING PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF EACH FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE CORRESPONDING PORTFOLIO.

Annual Operating Expenses
(as a percentage of the average daily net assets of the Fund)

Intermediate Tax Free Fund

Investment advisory fee (after reimbursements or waivers)   0.31%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.54

Total operating expenses (after reimbursements or waivers)  0.85%

Global High Yield Securities Fund

Investment advisory fee (after reimbursements or waivers)   0.56%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.94

Total operating expenses (after reimbursements or waivers)  1.50%

Capital Appreciation Fund

Investment advisory fee (after reimbursements or waivers)   0.58%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.67

Total operating expenses (after reimbursements or waivers)  1.25%

Small Cap Fund

Investment advisory fee (after reimbursements or waivers)   0.58%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.67

Total operating expenses (after reimbursements or waivers)  1.25%

International Equity Fund

Investment advisory fee (after reimbursements or waivers)   0.60%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.90

Total operating expenses (after reimbursements or waivers)  1.50%

5

Pacific Basin Equity Fund

Investment advisory fee (after reimbursements or waivers)   0.89%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.86

Total operating expenses (after reimbursements or waivers)  1.75%

Latin American Equity Fund

Investment advisory fee (after reimbursements or waivers)   0.89%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            1.11

Total operating expenses (after reimbursements or waivers)  2.00%
Examples

You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end
of each time period:          1 year  3 years   5 years     10 years

Intermediate Tax
  Free Fund                    $9        $27         $47    $105
Global High Yield
  Securities Fund              $15       $47         $82    $179
Capital
  Appreciation Fund            $13       $40         $69    $151
Small Cap Fund                 $13       $40         $69    $151
International Equity Fund      $15       $47         $82    $179
Pacific Basin Equity Fund      $18       $55         $95    $206
Latin American Equity Fund     $20       $63         $108   $233

The expense tables and the examples above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to each Portfolio. Without such waiver, each Portfolio's investment advisory fee would be equal to the following: Intermediate Tax Free Portfolio -- 0.40%; Global High Yield Securities Portfolio -- 0.80%; Capital Appreciation Portfolio -- 0.65%; Small Cap Portfolio -- 0.65%; International Equity Portfolio -- 0.65%; Pacific Basin Equity Portfolio -- 0.75%; and Latin American Equity Portfolio -- 1.00%. The expense tables and examples reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total aggregate operating expenses of each Fund for the fiscal year ended September 30, 1996 (as a percentage of the Fund's average daily net assets) will not exceed the following: Intermediate Tax Free Fund -- 0.85%; Global High Yield Securities Fund -- 1.50%; Capital Appreciation Fund -- 1.25%; Small Cap Fund -- 1.25%; International Equity Fund -- 1.50%; Pacific Basin Equity Fund -- 1.75%; and Latin American Equity Fund -- 2.00%. In the absence of this undertaking, `Total Operating Expenses'' would have been as follows: Intermediate Tax Free Fund -- 1.23%; Global High Yield Securities Fund -- 2.50%; Capital Appreciation Fund -- 1.51%; Small Cap Fund -- 1.47%; International Equity Fund -- 1.76%; Pacific Basin Equity Fund -- 2.06%; and Latin American Equity Fund -- 2.66%. The examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

For more information about each Fund's and each Portfolio's expenses see `Management of the Trusts and Portfolios'' herein.

The Funds are distributed by Edgewood Services, Inc. (`Edgewood'') (the `Distributor'') to investors includingcustomers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a `Service Agent''). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds and may charge their customers a direct fee for their services. Each Service Agent has agreed to trans-

6

mit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

While reimbursement of distribution expenses in amounts up to 0.20% of average net assets of each Fund are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the 1940 Act it is not expected that any payments will actually be made under that plan in the foreseeable future.

   FINANCIAL HIGHLIGHTS
The following tables show selected data for a Share outstanding, total investment return ratios to average net assets and other supplemental data for each Fund for each of the periods indicated and has been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose report thereon appears in each Fund's Annual Report which is incorporated by reference.

Intermediate Tax Free Fund


                                                                       For the period
                                                                       July 20, 1992
                                             For the Period                           (Commencement
                                             January 1, 1996 to     For the Year Ended December 31, of Operations) to
                                             September 30, 1996**   1995   1994   1993     December 31, 1992

SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period          $10.56                $ 9.72 $10.54 $ 9.99   $10.00

Income from Investment Operations
Net Investment Income                           0.33                  0.47   0.42   0.41    0.16
Net Realized and Unrealized Gain (Loss) on
Investment Transactions                        (0.22)                 0.84   (0.82) 0.57  (0.01)
Total from Investment Operations                0.11                  1.31   (0.40) 0.98   0.15

Distributions to Shareholders
Net Investment Income                           (0.33)               (0.47)  (0.42) (0.41) (0.16)
Net Realized Gain from Investment Transactions    -                     -      -    (0.02)   -
Total Distributions                             (0.33)               (0.47)  (0.42) (0.43) (0.16)

Net Asset Value, End of Period                  $10.34               $10.56  $ 9.72  $10.54 $ 9.99
Total Investment Return                          4.09%                13.71% (3.81)% 9.94%    3.42%*
Supplemental Data and Ratios
Net Assets, End of Period (000s omitted)      $22,008               $22,213  $25,303 $31,709 $9,992
Ratio to Average Net Assets:
Net Investment Income                           4.25%*               4.58%   4.20%    3.88%   3.72%*
Expenses, Including Expenses of
  the Portfolio***                              0.85%*               0.85%   0.85%    0.85%   0.85%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses by
  Bankers Trust                                 0.38%*               0.28%   0.36%    0.35%   0.80%*


*   Annualized
** The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
***Expenses allocated from the Intermediate Tax Free Portfolio.

7

Global High Yield Securities Fund

                                                                              For the period
                                                                               December 14, 1993
                                                                               (Commencement
                                         For the Year Ended                    of Operations) to
                                     September 30, 1996   September 30, 1995   September 30, 1994

SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period           9.78               $10.29              $10.00

Income from Investment Operations
Net Investment Income                          0.87                 0.77                0.31
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions  1.30                (0.41)             (0.02)
Total from Investment Operations               2.17                 0.36                0.29

Distributions to Shareholders
Net Investment Income                         (0.75)               (0.87)              -
Net Realized Gain from Investment Transactions   -                    -                -
Total Distributions                           (0.75)               (0.87)              -

Net Asset Value, End of Period                $11.20               $ 9.78              $10.29
Total Investment Return                        23.31%                4.28%               3.66%*
Supplemental Data and Ratios
Net Assets, End of Period (000s omitted)      $19,541             $22,913              $14,738
Ratio to Average Net Assets:
Net Investment Income                          8.04%                8.68%               5.44%*
Expenses, Including Expenses of the
   Portfolio***                                1.50%                1.74%              1.75%
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses by Bankers Trust 1.00%                0.87%              1.08%*


Capital Appreciation Fund

                                                                                          For the period
                                                                                          March 9, 1993
                              For the             For the Period       For the            (Commencement
                              Year Ended          January 1, 1995 to   Year Ended         of Operations) to
                              September 30, 1996  September 30, 1995** December 31, 1994  December 31, 1993

SELECTED PER SHARE DATA
Net Asset Value,
   Beginning of Period          $16.83            $12.10               $11.72             $10.00

Income from Investment Operations
Net Investment Loss              (0.10)           (0.07)               (0.04)             (0.01)
Net Realized and Unrealized Gain on
Investment Transactions          1.89               4.80                0.42               1.73
Total from Investment Operations 1.79               4.73                0.38               1.72

Distributions to Shareholders
Net Investment Income              -                 -                   -                  -
Net Realized Gain from
   Securities Transactions       (1.83)              -                   -                  -
Total Distributions              (1.83)              -                   -                  -

Net Asset Value, End of Period   $16.79            $16.83              $12.10             $11.72
Total Investment Return          12.35%            39.09%               3.24%              21.54%*
Supplemental Data and Ratios
Net Assets, End of Period
   (000s omitted)                $67,385           $57,380              $42,737           $17,573
Ratio to Average Net Assets:
Net Investment Loss              (0.66)%           (0.65)%*             (0.57)%            (0.23)%*
Expenses, Including Expenses
    of the Portfolio***           1.25%              1.25%*              1.25%              1.25%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses
    by Bankers Trust              0.26%              0.32%*              0.54%             0.74%*


*  Annualized
**The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
***                           Expenses allocated from Global High Yield
Securities Portfolio and Capital Appreciation Portfolio,  respectively.

8

Small Cap Fund

                                                                        For the period
                                                                        October 21, 1993
                                                                        (Commencement
                                  For the Year Ended                    of Operations) to
                              September 30, 1996   September 30, 1995   September 30, 1994

SELECTED PER SHARE DATA
Net Asset Value, Beginning
   of Period                      $18.50            $11.60              $10.00

Income from Investment Operations
Net Investment Loss                (0.12)           (0.04)              (0.03)
Net Realized and Unrealized
   Gain on Investments              4.65             6.94                1.63
Total from Investment Operations    4.53             6.90                1.60

Distributions to Shareholders
Net Realized Gain from
   Investment Transactions         (1.37)             -                     -

Net Asset Value, End of Period     $21.66            $18.50             $11.60
Total Investment Return            26.41%             59.48%             17.06%*
Supplemental Data and Ratios
Net Assets, End of Period
  (000s omitted)                  $242,236           $122,935           $21,332
Ratio to Average Net Assets:
Net Investment Loss                (0.70)%            (0.46)%            (0.58)%*
Expenses, Including Expenses
    of the Portfolio***             1.25%              1.25%              1.25%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses
   by Bankers Trust                 0.22%              0.34%              0.86%*


International Equity Fund

                                                                            For the period
                                                                            August 4, 1992
                              For the         For the Period         For the Year Ended  (Commencement
                              Year Ended      January 1, 1995 to     December 31,  of Operations) to
                          September 30, 1996  September 30, 1995**   1994     1993 December 31, 1992
SELECTED PER SHARE DATA
Net Asset Value,
   Beginning of Period            $15.47            $13.37           $13.18   $ 9.75    $10.00

Income from Investment Operations
Net Investment Income              0.18               0.14             0.10    0.05          0.03
Net Realized and Unrealized
   Gain (Loss) on Investments
   and Foreign Currency
   Transactions                    1.80               1.97             0.44    3.60 (0.28)
Total from Investment Operations   1.98               2.11             0.54    3.65 (0.25)

Distributions to Shareholders
Net Investment Income              (0.31)            (0.00)           (0.09)   (0.15)  -
Net Realized Gain from
   Investment Transactions         (0.37)            (0.01)           (0.26)   (0.07)  -
Total Distributions                (0.68)            (0.01)           (0.35)   (0.22)  -

Net Asset Value, End of Period     $16.77            $15.47           $13.37   $13.18  $ 9.75
Total Investment Return            13.42%             15.82%           4.12%    37.38% (6.01)%*
Supplemental Data and Ratios
Net Assets, End of
   Period (000s omitted)           $161,692          $82,807          $56,020   $33,869 $8,218
Ratio to Average Net Assets:
Net Investment Income               0.91%             1.55%*           0.84%    0.79%   0.97%*
Expenses, Including Expenses
   of the Portfolio***              1.50%             1.50%*           1.50%    1.50%   1.50%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses
   by Bankers Trust                 0.26%             0.33%           *0.37%    0.62%     1.36%*


* Annualized
** The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
*** Expenses allocated from Small Cap Portfolio and International Equity Portfolio, respectively.

9

Pacific Basin Equity Fund

                                                                            For the period
                                                                            November 1, 1993
                                                                            (Commencement
                                          For the Year Ended                of Operations) to
                                   September 30, 1996   September 30, 1995  September 30, 1994
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period          $10.96          $11.82               $10.00

Income from Investment Operations
Net Investment Income (Loss)                  (0.03)            0.01                (0.04)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions   0.87           (0.49)               1.86
Total from Investment Operations                0.84           (0.48)               1.82

Distributions to Shareholders
Net Realized Gain from Investment Transactions   -             (0.38)                 -
Total Distributions                              -             (0.38)                 -

Net Asset Value, End of Period                 $11.80          $10.96                $11.82
Total Investment Return                          7.66%          (3.87)%               20.11%*
Supplemental Data and Ratios
Net Assets, End of Period (000s omitted)        $29,389        $24,504               $25,362
Ratio to Average Net Assets:
Net Investment Income (Loss)                    (0.24)%          0.12%                 (0.59)%*
Expenses, Including Expenses of the
    Portfolio***                                 1.75%           1.75%                  1.75%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses by Bankers Trust   0.31%           0.52%                  0.60%*


Latin American Equity Fund

                                                                             For the period
                                                                             October 25, 1993
                                                                             (Commencement
                                       For the Year Ended                     of Operations) to
                                   September 30, 1996    September 30, 1995  September 30, 1994

SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period          $ 8.50           $14.59                $10.00

Income from Investment Operations
Net Investment Income                         0.02               0.03                -
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions 2.19              (5.92)               4.59
Total from Investment Operations              2.21              (5.89)               4.59

Distributions to Shareholders
Net Realized Gain from Investment
    Transactions                               -                (0.20)               -

Net Asset Value, End of Period                $10.71            $ 8.50               $14.59
Total Investment Return                        26.00%           (40.68)%             50.01%*
Supplemental Data and Ratios
Net Assets, End of Period (000s omitted)       $16,997           $13,624             $27,489
Ratio to Average Net Assets:
Net Investment Income                           0.16%            0.29%                 0.03%*
Expenses, Including Expenses of
    the Portfolio***                            2.00%            2.00%                2.00%*
Decrease Reflected in Above Expense Ratio
Due to Absorption of Expenses by Bankers Trust  0.66%            1.17%                1.27%*


* Annualized
** The Board of Trustees approved the change of the fiscal year ends from December 31 to September 30.
*** Expenses allocated from Pacific Basin Equity Portfolio and Latin American Equity Portfolio, respectively.

10

INVESTMENT  OBJECTIVES  AND  POLICIES
   The Trust seeks to achieve the investment objective of each Fund by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio. Additional information about the investment policies of each Portfolio appears in `Risk Factors: Matching the Fund to Your Investment Needs''herein and in the SAI. There can be no assurance that the investment objective of either a Fund or the corresponding Portfolio will be achieved.

The Intermediate Tax Free Portfolio's investment objective is a high level of current income exempt from Federal income tax consistent with moderate risk of capital. The Portfolio intends to manage its holdings actively. Portfolio transactions are undertaken principally to accomplish the Portfolio's investment objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. The Portfolio seeks to increase yields by adjusting the average maturity of its portfolio in light of prevailing market conditions and credit considerations. The Portfolio will normally consist of a portfolio of securities with a weighted average maturity of three to ten years. The remaining maturity of securities generally will not exceed 20 years at the time of investment. The Portfolio adjusts its holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income. The success of this strategy depends upon the ability of Bankers Trust to forecast changes in interest rates.

The value of securities held by the Portfolio will generally fluctuate inversely with changes in prevailing interest rates and will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of Portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the value of the assets of the Portfolio and the net asset value of the Fund will fluctuate, the Portfolio attempts to conserve the value of its assets to the extent consistent with its objective.

   Quality Information. The Portfolio will not purchase any municipal obligation unless it is rated at least A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. (`Moodys'') or A, SP-1 or A-1 by Standard & Poor's Ratings Group (``S&P'') or it is unrated and in the Adviser's opinion it is of comparable quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

Taxable Investments. The Portfolio attempts to invest 100% of its assets in tax-exempt municipal securities; however the Portfolio is permitted to invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities, the interest income on which is subject to Federal income or alternative minimum tax. The Portfolio may make taxable investments pending investment of proceeds of tax-exempt securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet redemptions or when it is advisable in Bankers Trust's opinion because of adverse market conditions. The taxable investments permitted for the Portfolio include obligations of the U.S. and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Portfolio's quality requirements.

Municipal Securities. The Portfolio may invest in notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation instruments secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue instruments payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the instruments.

Short-Term Municipal Investments. For temporary defensive purposes or for purposes of liquidity, the assets of the Portfolio may be invested in short-term municipal obligations. These short-term obligations include municipal notes of various types, including notes issued in

11

anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds and project notes, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. These obligations will be of comparable quality to municipal bonds and will be purchased in anticipation of a declining market and rising interest rates, pending purchase of longer term investments or to maintain liquidity to meet redemptions. The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: puts, zero coupon municipal securities, repurchase agreements, Rule 144A securities, when-issued and delayed delivery securities, and options and futures contracts. See `Risk
Factors: Matching the Fund to Your Investment Needs''herein and in the SAI for more information.

The Global High Yield Securities Portfolio's investment objective is high current income from investment in a non-diversified portfolio of high yield non-investment grade debt securities issued in many of the world's securities markets. Capital appreciation will be considered when consistent with the primary investment objective of high current income. The Portfolio intends to invest in Brady bonds and other sovereign debt and in high risk, lower quality debt securities commonly referred to as `junk bonds'' and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation as well as in the debt securities of issuers located in emerging markets, Brady bonds and other sovereign debt.

   Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high yield, non-investment grade debt securities of both governmental and corporate issuers in both the major industrialized markets and the so-called `emerging markets.'' See ``Risk Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''and ``-Risk of Investing in Emerging Markets''herein.

Although Bankers Trust considers both industrialized and emerging countries eligible for investment pursuant to the Portfolio's objective, the Portfolio will not be invested in all such markets at all times. Furthermore, investing in some emerging markets may be neither feasible nor desirable from time to time, due to the lack of adequate custodial arrangements for the Portfolio's assets, exchange controls and overly burdensome repatriation rules, the lack of organized and liquid securities markets, and unacceptable political risks. Under normal circumstances, the Portfolio will invest in at least three emerging markets countries. See `Risk Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''and ``-Risk of Investing in Emerging Markets''herein.

The Portfolio generally invests in securities which are rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. Securities which are rated BBB by S&P or Baa by Moody's possess some speculative characteristics. A description of the rating categories is contained in the Appendix herein. There is no lower limit with respect to the rating categories for securities in which the Portfolio may invest. See `Risk Factors: Matching the Fund to Your Investment Needs-Risks of Investing In High Yield Securities (`Junk Bonds'') herein.

The Portfolio is not required to dispose of debt securities whose credit quality declines at some point after the security is purchased; however, no more than 25% of the Portfolio's assets will be invested at any time in securities rated less than CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. S&P's lowest rating for bonds is CI, which is reserved for income bonds on which no interest is being paid, and D, which is reserved for debt in default and in respect of which payment of interest or repayment

12

of principal is in arrears. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects for ever attaining any real investment standing. The Portfolio may, from time to time, purchase defaulted debt securities if, in the opinion of Bankers Trust, the issuer may resume interest payments in the near future. The Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid. Other than as set forth above, there is no restriction on the percentage of the Portfolio's assets which may be invested in bonds of a particular rating.

Asset Allocation. The Portfolio invests in debt obligations allocated among diverse markets and denominated in various currencies, including multi-currency units such as European Currency Units. The Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency (or multi-currency unit) of another country.

Non-Diversified Investment Company. The Portfolio is classified as a `non-diversified''investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in a single issuer. The Portfolio may, therefore, invest in the securities of individual issuers to a greater degree than a diversified fund and may be more susceptible to any single economic, political or regulatory occurrence affecting those issuers. However, in order to enable the Fund (and other registered investment companies which may in the future invest all their assets in the Portfolio) to qualify as a regulated investment company (a
`RIC'') the Portfolio must comply with the diversification requirement of Subchapter M of the Internal Revenue Code of 1986, as amended (the `Code''), for U.S. Federal income tax purposes. See `Risk Factors: Matching the Fund to Your Investment Needs-Non-Diversified Investment Company''herein.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, floating rate bonds, zero coupon bonds, sovereign and supranational debt obligations, Brady bonds, loan participations and assignments, convertible bonds, preferred stock, foreign currency exchange transactions, options on foreign currencies, options on foreign bond indices, futures contracts on foreign bond indices, options on futures contracts, Rule 144A securities, when-issued or delayed delivery securities, securities lending, repurchase agreements and reverse repurchase agreements. See `Risk Factors: Matching the Fund to Your Investment Needs''herein and in the SAI for further information.

The Portfolio may borrow money for investment purposes. See `Risk Factors and Certain Securities and Investment Practices''in the SAI.

The Capital Appreciation Portfolio's investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio invests primarily in growth-oriented common stocks of medium-sized domestic corporations and, to a lesser extent, foreign corporations.

Bankers Trust employs a flexible investment program in pursuit of the Portfolio's investment objective. The Portfolio is not restricted to investments in specific market sectors. The Portfolio may invest in any market sectors and in companies of any size and may take advantage of any investment opportunity with attractive long-term prospects. The Adviser takes advantage of its market access and the research available to it to select investments in promising growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are only illustrative of the types of investment the Portfolio may make. The Portfolio is free to invest in any common stock which in the Adviser's judgment provides above average potential for long-term growth of capital and income.

The Portfolio will generally invest a majority of its assets in equity securities of medium-sized companies (companies with a market capitalization of between $500 million and $2 billion), but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries. Industry and company fundamentals along with key investment themes and various quantitative screens will be used in the investment process. Criteria for selection of individual securities include the issuer's competitive

13

environment and position, prospects for growth, managerial strength, earnings momentum and quality, underlying asset value, relative market value and overall marketability. The Portfolio will follow a disciplined selling process to lessen market risks.

   The Portfolio may also invest up to 25% of its assets in similar securities of foreign issuers. For further information on foreign investments see `Risk
Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''herein.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, options on stocks, options on stock indices, futures contracts on stock indices, foreign investments, options on futures contracts, foreign currency exchange transactions, options on foreign currencies, Rule 144A securities, when-issued and delayed delivery securities, securities lending, and repurchase agreements. See `Risk Factors: Matching the Fund to Your Investment Needs''herein and in the SAI for further information.

The Small Cap Portfolio's investment objective is long-term capital growth; the production of any current income is secondary to this objective.

   The Portfolio seeks to provide long term capital growth by investing primarily in equity securities of smaller companies. The Portfolio's policy is to invest in equity securities of smaller companies that Bankers Trust believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The Adviser will select companies which have the potential to gain market Share in their industry, achieve and maintain high consistent profitability or produce increases in earnings. The Adviser also seeks companies with strong company management and superior fundamental strength.

The Adviser employs a flexible investment program in pursuit of the Portfolio's investment objective. The Portfolio is free to invest in any common stock which in the Adviser's judgement provides above average potential for long-term growth of capital and income.

Under normal market conditions, the Portfolio will invest at least 65% of its assets in smaller companies (with market capitalizations less than $750 million at time of purchase) that offer strong potential for capital growth. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. The Portfolio may also invest in larger, more established companies that the Adviser believes may offer the potential for strong capital growth due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Portfolio will follow a disciplined selling process to lessen market risks.
For temporary defensive purposes, when in the opinion of the Adviser that market conditions so warrant, the Portfolio may invest all or a portion of its Assets in common stocks of larger, more established companies or in fixed-income securities or short-term money market securities. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

The Portfolio may also invest up to 25% of its assets in similar securities of foreign issuers. For further information on foreign investments see `Risk
Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''herein.

Other Investments and Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, options on stocks, options on stock indices, futures contracts on stock indices, options on future contracts, foreign currency exchange transactions, options on foreign currencies, Rule 144A securities, when-issued and delayed delivery securities, securities lending, foreign instruments and repurchase agreements. See `Risk Factors: Matching the Fund to Your Investment Needs'' herein and in the SAI for further information.

   The International Equity Portfolio's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio also invests in securities of issuers in emerging markets. See `Risk
Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''and ``-Risk of Investing in Emerging Markets'' herein.
Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in the equity

14

securities of issuers based in at least three countries other than the United States. The Portfolio's investments will generally be diversified among several geographic regions and countries.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index or through investment in other registered investment companies rather than investing directly in individual securities. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, foreign currency exchange transactions, options on foreign currencies, American Depositary Receipts (`ADRs''), Global Depositary Receipts (`GDRs''), European Depositary Receipts (``EDRs''), options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See `Risk Factors:
Matching the Fund to Your Investment Needs''herein and in the SAI for further information.

The Pacific Basin Equity Portfolio's investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in the Pacific Basin region, other than Japan; the production of any current income is incidental to this objective. Investment in such securities involves certain considerations which are not normally involved in investment in securities of U.S. issuers, and an investment in the Fund may be considered speculative.

For purposes of this Prospectus, `issuers domiciled in, or doing business in, the Pacific Basin region (other than Japan)''shall include securities of issuers: (1) which are organized under the laws of Pacific Basin countries (see below); (2) for which the principal securities trading market is in a Pacific Basin country; or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the countries of the Pacific Basin or which have at least 50 percent of their assets situated in the countries of the Pacific Basin. It is expected under normal conditions that at least 65% of the Portfolio's assets will be invested in the equity securities of issuers based in at least three countries in the Pacific Basin.

   For the purpose of this Prospectus, the `Pacific Basin'' includes, but is not limited to, the following countries: Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, the People's Republic of China (`China''), Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. See `Risk Factors and Certain Securities and Investment Practices-Risks of Investing in Foreign Securities''and ``-Risks of Investing in Emerging Markets''herein and ``Foreign Securities: Special Consideration Concerning China and China Region''in the SAI.

The Portfolio will be managed using a disciplined, value-oriented investment philosophy that stresses the inherent value of, and the medium term outlook for, the companies under examination. Experience has proven that often the real basis of a business is quite different from that perceived by the market: a misconception that usually results in its Shares trading below its true business or replacement value. The exploitation of this `perception/reality'' gap is a hallmark of the investment style that has been adopted for the Portfolio, and a potential source of value for its investors.



15

`Value'' investing means trying to find companies which are mispriced by the market for reasons of neglect, fashion or misconception. These opportunities arise out of legislative changes, industrial restructuring and technology advancements, for example. As a result, Bankers Trust and the sub-investment adviser attach great importance to analyzing trends and accessing possible breaks with traditional price patterns. At the company level, the emphasis is placed on assessing the inherent `business'' value of the firm. While this often varies from the stock market's valuation, the Adviser and the sub-investment adviser believe a company's stock price tends to gravitate to their `business'' value over time.

The Portfolio's investments will generally be diversified among several geographic regions and countries in the Pacific Basin. Criteria for determining the appropriate distribution of investment among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

The Portfolio will not invest more than 20% of the value of its total assets in issuers domiciled in China.

In countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options on futures based on an established local index or through investment in other registered investment companies. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted unlisted securities.

   Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term instruments, foreign currency exchange transactions, options on foreign currencies, ADRs, GDRs, EDRs, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See `Risk Factors: Matching the Fund to Your Investment Needs''herein and in the SAI for further information.

   The Latin American Equity Portfolio's investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America; the production of any current income is incidental to this objective. Investment in such securities involves certain considerations which are not normally involved in investment in securities of U.S. issuers, and an investment in the Fund may be considered speculative. See `Risk Factors: Matching the Fund to Your Investment Needs-Risks of Investing in Foreign Securities''and ``-Risk of Investing in Emerging Markets'' herein and `Foreign Securities: Special Consideration Concerning Latin America'' in the SAI. It is expected under normal conditions that at least 65% of the Portfolio's total assets will be invested in the equity securities of Latin American issuers.

The Portfolio may borrow money for investment purposes. See `Risk Factors:
Matching the Fund to Your Investment Needs''herein.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

For purposes of this Prospectus, `Latin America'' is defined as Mexico, and all countries in Central America and South America, including Argentina, Brazil, Chile, Colombia, Peru and Venezuela.

As used in this Prospectus, `securities of Latin American issuers'' is defined as: (i) securities of companies for which the principal securities trading market is in Latin America; (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in Latin America or sales made in Latin America; (iii) securities of companies organized under the laws of, and with a principal office in, Latin America; or (iv) securities issued or guaranteed by the government of a country in Latin America,

16
its agencies or instrumentalities, political subdivisions or the central bank of such a country. Determinations as to eligibility will be made by Bankers Trust, under the supervision of the Board of Trustees of BT Investment Portfolios, based on publicly available information and inquiries made to the issuers.

Bankers Trust intends to consider investment only in those countries in Latin America in which it believes investing is feasible and does not involve undue political risks. As of the date of this Prospectus, this list included Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Under normal circumstances, the Portfolio's investments will be diversified among at least three Latin American countries.

The Portfolio may invest in securities of companies having various levels of net worth, including small companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options or futures based on an established local index or through investment in other registered investment companies. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Fixed Income Investments. For purposes of seeking capital appreciation, the Portfolio may invest up to 35% of its total assets in debt securities of Latin American issuers which are rated at least C by S&P or Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. As an operating policy, which may be changed by the Board of Trustees of BT Investment Portfolios, the Portfolio will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's. Securities which are rated BBB by S&P or Baa by Moody's possess speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being paid. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects of ever attaining any real investment standing. See `Risk Factors and Certain Securities and Investment Practices-Risks of Investing in High Yield Securities (Junk Bonds).''Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

   Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: Brady bonds, foreign currency exchange transactions, options on foreign currencies, ADRs, GDRs, EDRs, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, when-issued and delayed delivery securities, Rule 144A securities, short-term instruments, repurchase agreements, reverse repurchase agreements, leverage and securities lending. See `Risk Factors: Matching the Fund to Your Investment Needs'' herein and in the SAI for further information.

17

   Risk Factors: Matching the Fund to Your Investment Needs
The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies Bankers Trust may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.
Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of a Fund and the corresponding Portfolio, which are sent to Fund Shareholders twice a year. For a free SAI or financial report, call an Investment Professional.

Risks of Investing in Foreign Securities

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of a Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of a Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Risk of Investing in Emerging Markets

The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

   Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant

18

national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Risks of Investing in High Yield Securities (`Junk Bonds'')

   Lower-rated long-term securities, including securities rated from BB to D by S&P or Ba to C by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated long-term securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated long-term securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated long-term securities could include adverse news impacting major issues or underwriters or dealers in lower-rated long-term or unrated securities. In addition, since there are fewer investors in lower-rated long-term securities, it may be harder to sell securities at an optimum time.

An economic downturn may adversely affect the value of some lower-rated long-term bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated long-term bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated long-term securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated long-term bonds is generally less liquid than the secondary trading market for higher-rated bonds.

The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other Portfolio securities will adversely affect

19

the corresponding Fund's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As a matter of operating policy, the Global High Yield Securities Portfolio and Latin American Equity Portfolio will not invest more than 10% of their total assets (at the time of purchase) in default debt securities, which may be illiquid.

Risks of Investing in Medium- and Small-Capitalization Stocks

   Historically, medium- and small-capitalization stocks have been more volatile in price that the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

   Non-Diversified Investment Company

The Global High Yield Securities Portfolio and Fund are each classified as a `non-diversified'' investment company so that with respect to 50% of the Portfolio's assets, it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Portfolio's total assets. (A `diversified'' investment company would be required under the 1940 Act, to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to enable the Fund to qualify as a regulated investment company under the Code, the Portfolio, among other things, may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. government securities). As a `non-diversified'' investment company, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund.

   Additional Investment Information. The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

SPECIAL INFORMATION CONCERNING
MASTER-FEEDER FUND STRUCTURE
   Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the corresponding Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate Share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their Shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at (800) 730-1313.

The master-feeder structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the

20

Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution `in kind'' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the corresponding Portfolio. See `Risk Factors and Certain Securities and
Investment Practices''in the SAI for a description of the fundamental policies of each Portfolio that cannot be changed without approval by `the vote of a majority of the outstanding voting securities''(as defined in the 1940 Act) of the Portfolio.

   For descriptions of the investment objective, policies and restrictions of each Portfolio, see `Investment Objectives and Policies'' herein and ``Risk
Factors: Matching the Fund to Your Investment Needs''in this Prospectus and in the SAI. For descriptions of the management of the Trusts and the Portfolios, see `Management of the Trusts and the Portfolios'' herein and in the SAI. For descriptions of the expenses of the Portfolio, see `Summary of Fund Expenses'' herein and `Management of the Trust and the Portfolios'' herein and in the SAI.

SECURITIES AND INVESTMENT PRACTICES
Equity Securities. As used herein, `equity securities'' are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.


21

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of Shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream-generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security-a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying Shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Portfolio. Bankers Trust expects, however, that generally the preferred stocks in which a Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

   U.S. Government Securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

   ADRs, GDRs and EDRs are certificates evidencing ownership of Shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national

22

markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See `Risk Factors and Certain Securities and Investment Practices-Risks of Investing in Foreign Securities'' herein.

Puts. The Intermediate Tax Free Portfolio may purchase municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of the Portfolio and subject to the supervision of the Trustees of the Portfolio, the purpose of this practice is to permit the Portfolio to be fully invested in tax-exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and to facilitate Bankers Trust's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Bankers Trust will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

   Zero Coupon Bonds are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon bonds move in the same direction as interest rates.

Zero Coupon Municipal Securities. The Intermediate Tax Free Portfolio may invest in zero coupon municipal securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

Floating Rate Bonds may have interest rates that move in tandem with a benchmark, helping to stabilize their prices.

   Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations (`sovereign debt obligations''), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Brady Bonds. `Brady bonds'' are bonds issued as a result of a restructuring of a country's debt obligations to commercial banks under the `Brady plan.'' Brady bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Brazil and the Philippines, as well as other emerging market countries. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's. While Bankers Trust is not aware of the occurrence of any payment defaults on Brady bonds, investors should recognize that these debt securities have been issued only recently and, accordingly, do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

   Rule 144A Securities are securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid

23

securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

   Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted towards each Portfolio's borrowing restrictions. See `Risk Factors and Certain Securities and Investment Practices -Leverage''herein and in the SAI.
Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

   Short-Term Instruments. Each Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, a Portfolio's assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets.

   Securities Lending. Each Portfolio (other than the Intermediate Tax Free Portfolio) is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

Leverage. The Global High Yield Securities Portfolio and Latin American Equity Portfolio may each borrow up to one-third of the value of its total assets, from banks or through the use of reverse repurchase agreements, to increase its holdings of portfolio securities. Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of each Portfolio's securities and the corresponding Fund's net asset value and money borrowed by a Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

24

Loan Participations and Assignments. The Global High Yield Securities Portfolio may invest in fixed and floating rate loans (`loans'') arranged through private negotiations between a borrower and one or more institutions (`lenders''). The majority of the Portfolio's investments in loans in emerging markets is expected to be in the form of participations in loans (`participations'') and assignments of portions of loans from third parties (`assignments''). The Portfolio may also invest in loans, participations or assignments of loans to borrowers located in the industrialized world. Participations typically will result in the Portfolio's having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan (`loan agreement''), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by Bankers Trust to be creditworthy. When the Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan; however, since assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Portfolio may have difficulty disposing of assignments and participations. The liquidity of such securities is limited and the Portfolio anticipates that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult in valuing the Portfolio and, therefore, calculating the net asset value per Share of the Fund. All assignments and participations shall be considered to be illiquid securities by the Portfolio. The investment by the Portfolio in illiquid securities, including assignments and participations, is limited to a total of 15% of net assets.

   Derivatives. Each Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or `derived'' from, a traditional security, asset, or market index. Some `derivatives'' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Bankers Trust will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of a Portfolio and when consistent with a Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

   Foreign Currency Exchange Transactions. Each Portfolio (other than the Intermediate Tax Free Portfolio) may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

25

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or to sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

   Options on Foreign Currencies. Each Portfolio (other than the Intermediate Tax Free Portfolio) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. A Portfolio may use options on foreign currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on a foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell a foreign currency at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Portfolio may purchase call options on a foreign currency when the investment adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until it closes out the options or the options expire or are exercised. Similarly, if the Portfolio is unable to close out options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

   Options on Stocks. Each Portfolio (except the Global High Yield Securities Portfolio and the Intermediate Tax Free Portfolio) may write and purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.

   Options on Stock and Bond Indices. Each Portfolio may purchase and write put and call options on stock or bond indices listed on domestic and foreign stock exchanges, in lieu of direct investment in the underlying securities or for hedging purposes. A stock or bond index fluctuates with changes in the market values of the securities included in the index.

26

Options on securities indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a stock or bond index gives the holders the right to receive a cash `exercise settlement amount''equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed `index multiplier.''

Successful use by a Portfolio of options on security indices will be subject to Bankers Trust's ability to predict correctly movement in the direction of the security market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

   Futures Contracts on Stock and Bond Indices. Each Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities (`Futures Contracts''). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

The risks of Futures Contracts also include a potential lack of liquidity in the secondary market and incorrect assessments of market.

Brokerage costs will be incurred and `margin'' will be required to be posted and maintained as a good faith deposit against performance of obligations under Futures Contracts written for a Portfolio. A Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, other than Futures Contracts used for hedging purposes, would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. Each Portfolio may invest in options on futures contracts for similar purposes.

There can be no assurance that the use of these portfolio strategies will be successful.

   Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations, of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

Portfolio Turnover

   The portfolio turnover rates for each Portfolio for the periods indicated were as follows: Intermediate Tax Free Portfolio - 130% and 95%, for the period from January 1, 1996 to September 30, 1996 and for the year ended December 31, 1995, respectively; Global High Yield Securities Portfolio - 207% and 169%, for the fiscal years ended September 30, 1996, and 1995 respectively; Capital Appreciation Portfolio - 271% and 125%, for the fiscal year ended September 30, 1996, and for the period from January 1, 1995 to September 30, 1995, respectively; Small Cap Portfolio - 159% and 161%, for the fiscal years ended September 30, 1996, and 1995, respectively; International Equity Portfolio - 68% and 21%, for the fiscal year ended September 30, 1996, and for the period from January 1, 1995 to September 30, 1995, respectively; Pacific Basin Equity Portfolio - 118% and 104%, for the fiscal years ended September 30, 1996, and 1995, respectively; Latin American Equity Portfolio - 171% and 161%, for the fiscal years ended September 30, 1996, and 1995, respectively. These rates will vary from year to year. High turnover rates increase transaction costs and may increase investable capital gains. Bankers Trust considers these effects when evaluating the anticipated benefits of short-term investing.

27

   PERFORMANCE INFORMATION AND REPORTS
Each Portfolio's recent strategies and holdings, and the corresponding Fund's performance, is detailed twice a year in the Funds' financial reports, which are sent to all Fund shareholders.

For current Fund performance or a free copy of the Funds' financial report, please contact a Service Agent.

Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by the expenses of that Fund. The exclusion of any applicable sales charge from a performance calculation produces a higher return.

Explanation of Terms

Total Return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Performance information may include comparisons of a Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.
   Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Total returns and yields are based on past results and are not an indication of future performance.

28

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS
Board of Trustees

   The Trust and each Portfolio is governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not `interested persons'' (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees. See `Management of the Trusts and the Portfolios'' in the SAI for more information with respect to the Trustees and officers of the Trust and each Portfolio.

Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust as Adviser.


Bankers Trust Company and Its Affiliates

Bankers Trust Company, a New York banking corporation with principal offices at 280 Park Avenue, New York, New York 10017, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.

   As of June 30, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $115 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $215 billion in assets under management globally.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise - once available to only the largest institutions in the U.S. - to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of each Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

   The Investment Advisory Agreement provides for each Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year: Intermediate Tax Free Portfolio, 0.40%; Global High Yield Securities Portfolio, 0.80%; Capital Appreciation Portfolio, 0.65%;

29

Small Cap Portfolio, 0.65%; International Equity Portfolio, 0.65%; Pacific Basin Equity Portfolio, 0.75%; and Latin American Equity Portfolio, 1.00%. With respect to Global High Yield Securities Portfolio, Pacific Basin Equity Portfolio, and Latin American Equity Portfolio, the investment advisory fee is higher than that of most funds, but not necessarily higher than that of a typical international fund, due to the greater complexity, expense and commitment of resources involved in international investing.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Sub-Investment Adviser-Pacific Basin Equity Portfolio

Bankers Trust has entered into a sub-investment advisory agreement (the `Sub-Advisory Agreement') with BT Fund Managers International Limited (``BT Fund Managers International'), a wholly owned registered investment advisory subsidiary of Bankers Trust Australia Limited (`BTAL''). BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies based in the Pacific Basin and may grant BT Fund Managers International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Pacific Basin Equity Portfolio. Under the Sub-Advisory Agreement, BT Fund Managers International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, at the annual rate of 0.60% of the average daily assets of the Portfolio.

Portfolio Managers

   Gary Pollack is responsible for the day-to-day management of the Intermediate Tax Free Portfolio. Mr. Pollack has been employed by Bankers Trust since 1989 and has managed the Portfolio's assets since the Portfolio's commencement of operations.

David A. Reiss, Managing Director of Bankers Trust and Stephen C. Freidheim, Managing Director of Bankers Trust are responsible for the day-to-day management of the Global High Yield Securities Portfolio. Mr. Reiss has been employed by Bankers Trust since March, 1994 and has managed the Portfolio's assets since March, 1994. From September, 1989 to March, 1994, Mr. Reiss was a Portfolio Manager at Kidder Peabody Asset Management. Prior to September, 1989, he was an associate in Mortgage Research at Goldman, Sachs & Co. Mr. Freidheim has been employed by Bankers Trust since August, 1993 and has managed the Portfolio's assets since December, 1993. From July, 1990 to July, 1993 he was a Senior Vice President and Director of Research and Trading at Nomura Securities International. Mr. Freidheim was also on the Board of Directors of Nomura Corporate Research and Asset Management. Prior to July, 1990, he was Director of Research at Kidder, Peabody High Yield Asset Management.

Bluford Putnam, Ph.D., Managing Director of Bankers Trust and Chief Investment Officer of Equity and Balanced Portfolios, is responsible for the management oversight investment products specializing in small and medium sized U.S. companies. The Small Cap and Capital Appreciation Portfolios investment management includes seven investment professionals headed by the team leader, Mr. Tim Woods (CFA), Vice President of Bankers Trust. Mr. Putnam has been employed by Bankers Trust since 1994. His previous experience includes economist at the Federal Reserve Bank of New York, principal at Morgan Stanley and Chief Economist at Kleinwort Benson, Ltd. He was also a founding partner of Stern Stewart and Co., in 1982, a leading corporate finance advisory firm and is the author of `The Blackwell Guide to Wall Street,'' which focused, in part, on equity valuation.

Mary P. Dugan, CFA, Vice President of Bankers Trust, and Mr. Timothy Woods, CFA, Vice President of Bankers Trust, share senior portfolio management responsibilities of the Small Cap Portfolio. Ms. Dugan joined Bankers Trust in 1994. She has thirteen years of investment analysis experience. Previously, she worked at Fred Alger Management, Dean Witter, Integrated Resources and Equitable Investment Management Corporation. Mr. Woods joined Bankers Trust in 1992. He has twelve years of investment and financial experience. Previously, he worked at Prudential Securities, Chase Manhattan Bank and Bank of Boston.

30

Anthony Takazawa, CFA, Vice President of Bankers Trust, has senior management responsibilities for the Capital Appreciation Portfolio. Mr. Takazawa joined Bankers Trust in 1996. He has eight years of investment and financial analysis experience. Previously, he worked at Phoenix Mutual Life Insurance Company as an investment analyst, portfolio manager and director or research.

Michael Levy has been the primary portfolio manager for the International Equity Portfolio since August 1995. He also heads the international active equity team, which is responsible for the day to day management of the Portfolio. Mr. Levy has been the head of this team since joining Bankers Trust in March, 1993, and is a Managing Director and International Equity Strategist of Bankers Trust. The international active equity team has provided input into the management of the Portfolio since the Portfolio's commencement of operations. Prior to joining Bankers Trust, Mr. Levy was an investment banker and an equity analyst with Oppenheimer & Company. He has twenty-four years of business experience, of which fourteen years have been in the investment industry.

Robert Reiner has been the co-manager of the International Equity Portfolio since joining Bankers Trust in 1994. Mr. Reiner is responsible for managing global portfolios and developing analytical and investment tools for the group's global equity team. As a member of the international active equity team, he focuses on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens and Clark. He previously served as Senior Analyst at Sanford C. Bernstein & Co. and was instrumental in the development of Bernstein's International Value Fund. For more than nine years, Mr. Reiner was employed by Standard & Poor's Corporation in its ratings group. His tenure included managing the day to day operations of Standard & Poor's Corporation's Tokyo office for three years.
Paul Durham, Vice President of BTAL, is responsible for the day-to-day management of the Pacific Basin Equity Portfolio. Mr. Durham has been employed by Bankers Trust since January, 1988 and has managed the Portfolio's assets since November, 1993.

Maria-Elena Carrion, CFA, Vice President of Bankers Trust, is primarily responsible for the day-to-day management of the Latin American Equity Portfolio. Ms. Carrion has been employed by Bankers Trust since April, 1993 and has managed the Portfolio's assets since the Portfolio commenced operations. Prior to April, 1993, Ms. Carrion was employed by Latin American Securities (London) (from June, 1991 to April, 1993). Prior to June, 1991, Ms. Carrion was employed by US Trust Company (from September, 1986 to June, 1991).

Julie Wang, Vice President of Global Investment Management, is a portfolio manager with primary focus on the Asia-Pacific region. She is part of the International Equity Fund portfolio management team. Before joining Bankers Trust in 1994, Julie was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. She was also an associate at Donaldson, Lufkin & Jenrette, where she worked on all phases of merger and LBO analyses and advised clients on shareholder value maximization and tender defense strategies. Julie received her B.A. (economics) from Yale University and her MBA from the Wharton School.


Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Administrator

   Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of each Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Funds. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to the following percentages of the average daily net assets of the Fund for its then-current fiscal year: Intermediate Tax Free Fund, 0.40%; Global High Yield Securities Fund, 0.95%; Capital Appreciation Fund, 0.65%; Small Cap Fund, 0.65%; International Equity Fund, 0.85%; Pacific Basin Equity Fund, 0.75%; and Latin American Equity Fund, 0.95%.

Under an Administration and Services Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the respective Board of Trustees in all aspects of the administration and operation of the Portfolios. The Administration and Services Agreement provides for each Portfolio to pay

31

Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: Intermediate Tax Free Portfolio, 0.05%; Global High Yield Securities Portfolio, 0.20%; Capital Appreciation Portfolio, 0.10%; Small Cap Portfolio, 0.10%; International Equity Portfolio, 0.15%; Pacific Basin Equity Portfolio, 0.25%; and Latin American Equity Portfolio, 0.20%. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

Distributor

Edgewood Services, Inc. is the principal distributor for the Shares of the Funds. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

Distribution and Service Plan

Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the `Plan''), Edgewood may seek reimbursement in an amount not exceeding 0.20% of each Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's Shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Edgewood who, as their primary activity, engage in or support the distribution of Shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of Shares of the Fund; costs of placing advertising in various media; services of parties other than Edgewood or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the Prospectus and SAI and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Funds. To the extent expenses of Edgewood under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses may be reimbursed in a succeeding fiscal year; however, no carrying charge or interest will be added to the amount of the expense. Expenses incurred in connection with distribution activities will be identified to each Fund or the other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets.


Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

32

Custodian and Transfer Agent

Bankers Trust acts as custodian of the assets of the Trust and each Portfolio and serves as the transfer agent (the `Transfer Agent'') for the Trust and each Portfolio under the Administration and Services Agreement with the Trusts and each Portfolio.

NET ASSET VALUE

   The net asset value (`NAV'') per Share of each Fund is calculated on each day on which the New York Stock Exchange, Inc. (the `NYSE'') is open (each such day being a `Valuation Day''). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The NAV per Share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the `Valuation Time''), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share of a Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its Shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005% ( 1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.


   PURCHASE AND REDEMPTION OF SHARES
How To Buy Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. See `Net Asset Value''herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the `Transfer Agent''), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the `Custodian'') purchase payments by the following business day (trade date + 1) after an order for Shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds. Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

33

Minimum Investments

To Open an Account                      $2,500
For retirement accounts                 500
Through automatic investment plans      1,000

To Add to an Account                    $250
For retirement accounts                 100
Through automatic investment plan       100

Minimum Balance                         $1,000
For retirement accounts                 None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

o    Mail an account application with a check,
o    Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or
o    Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

Additional Information About Buying Shares

               To Open an Account             To Add to an Account

By Wire   Call the BT Service Center at     Call your Investment Professional
                                              or wire additional investment to:
          1-800-730-1313 to receive wire
            instructions for account establishment.

                                               Routing No.:  021001033
                                              Attn:  Bankers Trust/IFTC Deposit
                                              DDA No.:  00-226-296
                                              FBO:   (Account name)
                                               (Account number)
                                        Credit:  Fund Number (see table below)
                             Investment Intermediate Tax Free Fund - 467
                             Investment Global High Yield Securities Fund - 478 Investment Capital Appreciation Fund - 465 Investment Small Cap Fund - 498
                             Investment International Equity Fund - 463
                             Investment Pacific Basin Equity Fund - 496
                             Investment Latin American Equity Fund - 497

                             Specify the complete name of the Fund of your choice, and include your account number and your name.

34

By Phone  Contact your Service Agent,             Contact your Service Agent,
          Investment Professional, or call        Investment Professional, or call
          BT's Service Center at 1-800-730-1313.  BT's Service Center at 1-800-730-1313.
          If you are an existing shareholder,     If you are an
          you may exchange from another BT        existing shareholder, you may
          account with the same registration,     exchange from another BT account
          including, name, address, and taxpayer  with the same registration, including,
          ID number.                              name, address, and taxpayer ID number.

By Mail   Complete and sign the account appli-    Make your check payable to the complete
          cation.  Make your check payable to     name of the Fund of your choice. Indicate
          the complete name of the Fund of        your Fund account number on your check
          your choice.  Mail to the appropriate   and mail to the address printed on your
          address indicated on the application.   account statement.

How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for Shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See `Minimum Investments'' above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account Shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o    The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a BT account with a different registration, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

35

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed `letter of instruction'' with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.
Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services
Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)
o    Account statements (monthly)
o    Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-3131 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in `Purchase of Shares'' and ``Redemption of Shares''herein. Before making an exchange, please note the following:
o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

36

Systematic Programs
To move money from your bank account to BT Investment Funds

Minimum   Minimum    Frequency            Setting up or changing
Initial   Subsequent
$1,000    $100     Monthly, bimonthly,   For a new account, complete the appropriate section
                   quarterly or semi-    on the application.
                   annually
                                         For existing accounts, call your Investment Professional
                                         for an application. To change the amount or frequency
                                         of your investment, contact your Investment Professional
                                         directly or call 1-800-730-1313. Call at least 10 bus-
                                         ness days prior to your next scheduled investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum   Frequency                               Setting up or changing

$100    Monthly, quarterly, semi-annually or To establish, call your Investment Professional or call
        annually                             1-800-730-1313 after your account is open.  The
                                             accounts from which the withdrawals will be
                                             processed must have a minimum balance of $10,000.

Tax-Saving Retirement Plans

   Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.
o Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a `Salary Deferral'' SEP for businesses with fewer than 25 eligible employees.

o Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors, professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

o Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

o 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

o 403(b) Custodian Accounts: defined contribution plans open to employees of most non-profit organizations and educational institutions.

o Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.

37

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Normally, income dividends for the Global High Yield Securities Fund, Small Cap Fund and the Capital Appreciation Fund are distributed quarterly; income dividends for the International Equity Fund, Pacific Basin Equity Fund and the Latin American Equity Fund are distributed annually. Income dividends for the Intermediate Tax Free Fund are declared daily and paid monthly. Unless a Shareholder instructs a Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional Shares of the Fund.

Federal Taxes. Each Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the `Code''). Provided each Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any Federal income or excise taxes.


Distributions from each Fund's income and short-term capital gains are taxes as dividends, and long-term capital gain distributions are taxes as long-term capital gains. Each Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. Each Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received on the past year.

   The Intermediate Tax Free Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets invested in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Intermediate Tax Free Fund which consists of interest received by the Intermediate Tax Free Fund derived from tax-exempt securities held by the Intermediate Tax Free Portfolio. Exempt-interest dividends received from the Intermediate Tax Free Fund will be treated for Federal income tax purposes as tax-exempt interest income. In view of the Intermediate Tax Free Portfolio's investment policies, it is expected that substantially all the Intermediate Tax Free Fund's dividends will be exempt-interest dividends, although the Intermediate Tax Free Fund may from time to time distribute net short-term capital gains or other minor amounts of taxable income.

Interest on certain tax-exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the Federal alternative minimum tax applicable to individuals and corporations. Under tax regulations to be used, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for purposes of the alternative minimum tax. The Intermediate Tax Free Portfolio has limited its investment to those securities the interest on which will not be treated as preference items for purposes of the alternative minimum tax in the opinion of bond counsel for the issuer. The Intermediate Tax Free Portfolio currently has no intention of investing in obligations subject to the alternative minimum tax under normal market conditions.

Corporations should, however, be aware that interest on all municipal securities will be included in calculating: (i) adjusted current earning for purposes of the alternative minimum tax applicable to them; (ii) the additional tax imposed on certain corporations by the Superfund Revenue Act of 1986; and (iii) the foreign branch profits tax imposed on effectively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and casualty insurance companies, and they should consult their tax advisors before purchasing Shares of the Intermediate Tax Free Fund.


Certain provisions in the Tax Reform Act of 1986, as amended, relating to issuance of municipal obligations, have reduced the volume of municipal obligations qualifying for Federal tax exemption and may continue to do so.

Interest on indebtedness incurred or continued by a shareholder (whether a corporation or an individual) to purchase or carry Shares of these Funds is not deductible. The U.S. Department of the Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry Share of the Fund owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are `substantial users''(or related persons) of facilities financed by tax-exempt bonds should consult their tax advisers before purchasing Shares of the Fund.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange Shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

38

`Buying a Dividend.'' On the ex-date for a distribution from capital gains, each Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date (`buying a dividend''), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. You may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of federal, state and local taxes to your distributions from each Fund.

   ADDITIONAL INFORMATION

   Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of BT Investment Funds, a Massachusetts business trust. Each of the Global High Yield Securities Portfolio, Small Cap Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund. Each of the Capital Appreciation Portfolio, International Equity Portfolio, and Intermediate Tax Free Portfolio is a New York trust.

The Trust and BT Investment Portfolios reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of Shares of each Fund.

The Trust or a Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.


When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full Share held and proportionate, fractional votes for fractional Shares held. A separate vote of one of the Funds is required on any matter affecting only that Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect that Fund and do not require a separate vote of the Fund. All series of the Trust will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding Shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding Shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series of the BT Investment Portfolios will vote separately on any matter involving the corresponding Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

   As of December 31, 1996, Henry Shotmeyer, Sr., New York, New York, owned 26.89% of the voting securities of the Intermediate Tax Free Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Infid & Co., New York, New York, owned 83.49% of the voting securities of the Global High Yield Securities Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Bartrus & Co., New York, New York, and Infid & Co., New York, New York, owned 32.91% and 41.49%, respectively, of the voting securities of the Capital Appreciation Fund, and,

39

therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Bankers Trust Co., New York, New York, owned 32.37% of the voting securities of the Small Cap Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Infid & Co., New York, New York, owned 27.01% of the voting securities of the International Equity Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Infid & Co., New York, New York, owned 58.50% of the voting securities of the Pacific Basin Equity Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders. As of December 31, 1996, Charles Schwab & Co., San Francisco, California, and Infid & Co., New York, New York, owned 25.04% and 50.00%, respectively, of the voting securities of the Latin American Equity Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.


Each Trust is an entity of the type commonly known as a `Massachusetts business trust.''Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Each Portfolio was organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds' investing in the Portfolios. No series of BT Investment Portfolios has any preference over any other series.
40

   APPENDIX

Description of Moody's Corporate Bond Ratings:
Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge.''Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

41

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of S&P Municipal Bond Ratings:
AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged rev-

42

enues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:
Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:
Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This

43

distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:
A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound,will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


44

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45

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46


BT INVESTMENT FUNDS
Intermediate Tax Free Fund
Global High Yield Securities Fund
Capital Appreciation Fund
Small Cap Fund
International Equity Fund
Pacific Basin Equity Fund
Latin American Equity Fund

Investment Adviser of each Portfolio and Administrator
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Distributor
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip #055922801
     #055922777
     #055922819
     #055922769
     #055922868
     #055922736
     #055922788
COMBINV300 (1/97)

o  BT INVESTMENT FUNDS  o
International Equity Fund
Seeks long-term capital appreciation primarily from non-U.S. equities, or other securities with equity characteristics.
PROSPECTUS


JANUARY 31, 1997
BT Investment Funds (the `Trust'') is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the International Equity Fund (the `Fund'') that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information (`SAI'') with the same date has been filed with the Securities and Exchange Commission (`SEC''), and is incorporated herein by reference. You may request a free copy of the SAI by calling the Fund's Service Agent at 1-800-730-1313.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets (`Assets'') in the International Equity Portfolio (the `Portfolio''), a separate investment company with an identical investment objective. The investment performance of the Fund will correspond directly to the investment performance of the Portfolio. See `Special Information Concerning Master-Feeder Fund Structure''herein.

Bankers Trust Company (`Bankers Trust'') is the investment adviser (the `Adviser'') of the Portfolio. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Bankers Trust or any other banking or depository institution. Shares are not Federally guaranteed or insured by the Federal Deposit Insurance Corporation (`FDIC''), the U.S. government, the Federal Reserve Board or any other agency and are subject to investment risk, including the possible loss of principal amount invested.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EDGEWOOD SERVICES, INC.
Clearing Operations o P.O. Box 897 o Pittsburgh, Pennsylvania o 15230-0897

TABLE OF CONTENTS
                                                 PAGE
The Fund                                          3
Who May Want To Invest                            3
Summary Of Fund Expenses                          4
Financial Highlights                              5
Investment Objective And Policies                 6
Risk Factors: Matching The Fund To Your Investment Needs    8
Net Asset Value                                   10
Purchase And Redemption Of Shares                 11
Dividends, Distributions And Taxes                16
Performance Information And Reports               17
Management Of The Trust And Portfolio             17
Additional Information                            21

2

THE FUND
The Fund's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio may also invest in emerging market securities.

WHO MAY WANT TO INVEST
The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.

The Fund is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

3

SUMMARY OF FUND EXPENSES
The following table provides (i) a summary of expenses relating to purchases and sales of the shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. The Trustees of the BT Investment Funds believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser and the Assets of the Fund were invested directly in the type of securities being held by the corresponding Portfolio.

Annual Operating Expenses
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee (after reimbursements or waivers)   0.60%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.90
Total operating expenses (after reimbursements or waivers)  1.50%

Example                   1 year 3 Years 5 years   10 years

You would pay the
following expenses on
a $1,000
investment, assuming:
(1) 5% annual return and
(2) redemption at the
 end of each time period   $15     $47     $82       $179

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. While reimbursement of distribution expenses in amounts up to 0.20% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the `1940 Act''), it is not expected that any payments will actually be made under that plan in the foreseeable future. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.65%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 1.50% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended September 30, 1996, the total operating expenses would have been equal to approximately 1.76% of the Fund's average net assets annually. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

For more information with respect to the expenses of the Fund and the Portfolio see `Management of the Trust and Portfolio'' herein.

The Fund is distributed by Edgewood Services, Inc. (`Edgewood'') (the `Distributor'') to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a `Service Agent''). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

4

FINANCIAL HIGHLIGHTS
The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.

                                                                             For the period
                                                             For the         August 4, 1992
                         For the        For the period       year ended      (Commencement
                         year ended     January 1, 1995 to   December 31,    of Operations) to
                    September 30, 1996  September 30, 1995**  1994    1993   December 31, 1992
SELECTED PER SHARE DATA
Net Asset Value,
  Beginning of Period     $15.47         $13.37               $13.18   $9.75    $10.00
Income from Investment
  Operations
Net Investment Income      0.18           0.14                  0.10    0.05    0.03
Net Realized and
  Unrealized Gain (Loss)
  on Securities and
  Foreign Currency
  Transactions             1.80           1.97                   0.44    3.60   (0.28)
Total from Investment
   Operations              1.98           2.11                   0.54    3.65   (0.25)
Distributions to
  Shareholders
Net Investment Income     (0.31)         (0.00)                 (0.09)  (0.15)   -
Net Realized Gain from
Investment Transactions   (0.37)         (0.01)                 (0.26)  (0.07)   -
Total Distributions       (0.68)         (0.01)                 (0.35)  (0.22)   -
Net Asset Value, End
  of Period               $16.77         $15.47                 $13.37  $13.18  $9.75
Total Investment Return    13.42%         15.82%                 4.12%  37.38%   (6.01)%*

Ratios and Supplemental Data
Ratios to Average Net Assets:
Net Investment Income       0.91%         1.55%*                 0.84%   0.79%   0.97%*
Expenses, including
  Expenses of the
  International Equity
  Portfolio                 1.50%         1.50%*                 1.50%   1.50%  1.50%*
Decrease Reflected in
  Above Expense Ratio Due
  to Absorption of
  Expenses by Bankers Trust 0.26%         0.33%*                 0.37%   0.62%  1.36%*
Net Assets, End of
  Period (000s omitted)     $161,692      $82,807                $56,020 $33,869$8,218


*    Annualized
**   Board of Trustees approved the change of the fiscal year end from December
31 to September 30.

5

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders or the Portfolio's investors, respectively. See `Special Information Concerning Master-Feeder Fund Structure''herein.

International Equity Portfolio

Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However, the Portfolio may also invest in securities of issuers in underdeveloped countries. Investments in these countries will be based on an acceptable degree of risk in anticipation of superior returns. The Portfolio will at all times be invested in the securities of issuers based in at least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see `Risk Factors: Matching the Fund to Your Investment Needs,''``Additional Information'' herein and the SAI.

The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investments are fully explained herein and in the SAI.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in `Short-Term Instruments'' below.
   Equity Investments. The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers. Equity securities are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investment in restricted or unlisted securities.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

6

Short-Term Instruments. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. (`Moody's'') or AA or higher by Standard & Poor's Ratings Group (`S&P'') or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies and will have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by Bankers Trust.

Additional Investment Techniques

   The Portfolio may also utilize the following investments and investment techniques and practices: American Depositary Receipts (`ADRs''), Global Depositary Receipts (`GDRs''), European Depositary Receipts (``EDRs''), when-issued and delayed delivery securities, Rule 144A securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on foreign currencies, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices and options on futures contracts. See `Additional Information'' herein for further information.

Additional Investment Limitations

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are contained in the SAI.

The Fund's investment objective is not a fundamental policy and may be changed upon 30 days prior written notice to, but without approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

See `Investment Objective, Policies and Restrictions'' in the SAI for a description of the additional fundamental policies of the fund that cannot be changed without approval by a `vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

7

RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
By itself, the Fund does not constitute a balanced investment plan; the Fund seeks long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of foreign issuers. Changes in domestic and foreign interest rates may affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Fund's share value. A description of a number of investments and investment techniques available to the Portfolio, including foreign investments and the use of options and futures, and certain risks associated with these investments and techniques is included under `Additional Information'' herein. The Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

Risk of Investing in Foreign Securities

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The Portfolio may invest in the securities of issuers based in underdeveloped countries, including those in Eastern Europe. Investment in securities of issuers based in underdeveloped countries entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital market and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. The Portfolio will not invest more than 5% of the value of its total assets in securities of issuers based in Eastern Europe.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is authorized to enter into certain foreign currency exchange transactions. See `Additional Information'' herein.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. (the `NYSE''). Accordingly,

8
the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Portfolio Turnover

   Bankers Trust intends to manage the Portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Portfolio's portfolio turnover rates for the fiscal year ended September 30, 1996, and for the period from January 1, 1995 to September 30, 1995 were 68% and 21%, respectively.

Derivatives

   The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or `derived'' from, a traditional security, asset or market index. Some `derivatives'' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust, as the Portfolio's Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolio may use and some of their associated risks is found under `Additional Information'' herein.

Special Information Concerning Master-Feeder Fund Structure

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at (800) 730-1313.

The master-feeder structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for

9

traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio.
Any such withdrawal could result in a distribution `in kind'' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

NET ASSET VALUE
The net asset value (`NAV'') per share of the Fund is calculated on each day on which the NYSE is open (each such day being a `Valuation Day''). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the `Valuation Time''), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding as of the Valuation Time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.
Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

10

PURCHASE AND REDEMPTION OF SHARES
How To Buy Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See `Net Asset Value''herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the `Transfer Agent''), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the `Custodian'') purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account        $2,500
For retirement accounts   500
Through automatic investment plans 1,000

To Add to an Account      $250
For retirement accounts   100
Through automatic investment plan  100

Minimum Balance           $1,000
For retirement accounts   None

If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.
     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

o    Mail an account application with a check,
o    Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or
o    Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or call BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

11

Additional Information About Buying Shares


                         To Open an Account            To Add to an Account
By Wire          Call the BT Service Center at         Call your Investment Professional or wire
                 1-800-730-1313 to receive             additional investment to:
                 wire instructions for account
                 establishment.
                                                       Routing No.:  021001033
                                                       Attn:  Bankers Trust/IFTC Deposit
                                                       DDA No.:  00-226-296
                                                       FBO: (Account name)
                                                       (Account number)
                                                       Credit:  Fund Number
                                                       Investment International Equity Fund - 463

                                                       Specify the complete name of the
                                                       Fund of your choice, and include
                                                       your account number and your name.

By Phone         Contact your Service Agent,            Contact your Service Agent,
                 Investment Professional, or call BT's   Investment Professional, or call
                 Service Center at 1-800-730-1313.       BT's Service Center at 1-800-730-1313.
                 If you are an existing shareholder,     If you are an
                 you may exchange from another BT        existing shareholder, you may
                 account with the same registration,     exchange from another BT account
                 including, name, address, and           with the same registration, including,
                 taxpayer ID number.                     name, address, and taxpayer ID number.

By Mail          Complete and sign the account appli-    Make your check payable to the complete
                 cation.  Make your check payable to     name of the Fund of your choice. Indicate
                 the complete name of the Fund of        your Fund account number on your check
                 your choice.  Mail to the appropriate   and mail to the address printed on your
                 address indicated on the application.   account statement.



How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identifi-

12

cation prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See `Minimum Investments'' above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o    The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a BT account with a different registration, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed `letter of instruction'' with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

13

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services
Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)
o    Account statements (monthly)
o    Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-3131 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in `How to Purchase Shares'' and ``How to Redeem Shares''herein. Before making an exchange, please note the following:
o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

Systematic Programs
To move money from your bank account to BT Investment Funds


Minimum   Minimum     Frequency             Setting up or changing
Initial   Subsequent
$1,000    $100        Monthly, bimonthly,   For a new account, complete the appropriate section
                      quarterly or semi-    on the application.
                      annually
                                             For existing accounts, call your Investment
                                             Professional for an application.
                                             To change the amount or frequency of your
                                             investment, contact your Investment
                                             Professional directly or call 1-800-730-1313.
                                             Call at least 10 business days prior to your next
                                             scheduled investment date.



14

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

Minimum    Frequency                               Setting up or changing
$100       Monthly, quarterly, semi-annually or    To establish, call your Investment Professional or call
           annually                                1-800-730-1313 after your account is open.  The
                                                   accounts from which the withdrawals will be
                                                   processed must have a minimum balance of $10,000.



Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

o Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a `Salary Deferral'' SEP for businesses with fewer than 25 eligible employees.

o Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors, professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

o Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

o 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

o 403(b) Custodian Accounts: defined contribution plans open to employees of most non-profit organizations and educational institutions.

o Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.

15

DIVIDENDS, DISTRIBUTIONS AND TAXES
Distributions. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends and any net capital gains are normally distributed in December. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Federal Taxes. The Fund intends to qualify the Fund as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the `Code''). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

`Buying a Dividend.'' On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date (`buying a dividend''), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Investors should consult their tax advisor for specific details on state, local or foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of Fund shareholders, and Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will `pass through'' for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for `passive income,'' which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

16

PERFORMANCE AND INFORMATION REPORTS
The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the MSCI GDP weighted EAFE Index, MSCI EAFE Index, and the Lipper International Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth herein. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

The Trust may provide period and average annualized `total return'' quotations for the Fund. The Fund's `total return'' refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND PORTFOLIO
Board of Trustees

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.
The Trustees of the Trust who are not `interested persons'' (as defined in the 1940 Act) (the `Independent Trustees'') or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and of the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see `Management of the Trust and Portfolios''in the SAI.

Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser. Mr. Michael Levy has been the primary portfolio manager for the International Equity Fund since 1995. He also heads the international active equity team, which is responsible for the day to day management of the Portfolio. Mr. Levy has been the head of this team since joining Bankers Trust in March, 1993, and is Managing Director and International Equity Strategist of Bankers Trust. The international active equity team has provided input into the management of the Portfolio since the Portfolio's commencement of operations. Prior to joining Bankers Trust, Mr. Levy was an investment banker and an equity analyst with Oppenheimer & Company. He has twenty-four years of business experience, of which fourteen years have been in the investment industry.

17

Robert Reiner has been the co-manager of the Fund since 1995. As Vice President-Global Investment Management and Bankers Trust, he has been responsible for managing global portfolios and developing analytical and investment tools for the group's global equity team. As a member of the Fund's portfolio management team, he focuses primarily on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens and Clark. He previously served as Senior Analyst at Sanford C. Bernstein & Co. and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day to day operations of Standard & Poor's Corporation Tokyo office for three years.

Julie Wang, Vice President of Global Investment Management, is a portfolio manager with primary focus on the Asia-Pacific region. She is part of the International Equity Fund portfolio management team. Before joining Bankers Trust in 1994, Julie was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. She was also an associate at Donaldson, Lufkin & Jenrette, where she worked on all phases of merger and LBO analyses and advised clients on shareholder value maximization and tender defense strategies. Julie received her B.A. (economics) from Yale University and her MBA from the Wharton School.

Bankers Trust, a New York banking corporation with principal offices at 280 Park Avenue, New York, New York 10017, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of June 30, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $115 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $215 billion in assets under management globally.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment Adviser.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.
Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% (before waiver) of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

18

Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

Distributor
Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the `Plan''), Edgewood may seek reimbursement in an amount not exceeding 0.20% of the Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Edgewood who, as their primary activity, engage in or support the distribution of shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Fund; costs of placing advertising in various media; services of parties other than Edgewood or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the Fund's Prospectuses and SAI and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Fund. To the extent expenses of Edgewood under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses will not be reimbursed in any succeeding fiscal year. Expenses incurred in connection with distribution activities will be identified to the Fund or the other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets. It is not expected that any payments will be made under the Plan in the foreseeable future.

Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and

19

Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian and Transfer Agent

Bankers Trust acts as Custodian of the assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

Organization of the Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a `Massachusetts business trust.'' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

As of December 31, 1996, Infid & Co., New York, New York, owned 27.00% of the voting securities of the International Equity Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.

Expenses of the Trust

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

20

ADDITIONAL INFORMATION
   American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.
   Rule 144A Securities. The Portfolio may purchase securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under the SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

   Securities Lending. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risk which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

   Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Foreign Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward

21

foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

   Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on a foreign currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on a foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell a foreign currency at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options (`OTC Options'') will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Options on Stocks. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to which the Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the

22

option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, the Portfolio may make a `closing purchase transaction,'' which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a `closing sale transaction,'' which involves liquidating the Portfolio's position by selling the option previously purchased.

The Portfolio intends to treat OTC Options purchased and the assets used to `cover'' OTC Options written as not readily marketable and therefore subject to the limitations described in `Investment Restrictions'' in the SAI.

Options on Foreign Stock Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash `exercise settlement amount'' equal to
(a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.'' Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

To the extent permitted by U.S. federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts on Foreign Stock Indices. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of foreign securities (`Futures Contracts'). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in

23

value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the foreign equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.
Brokerage costs will be incurred and `margin'' will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. The Portfolio may invest in options on such futures contracts for similar purposes.

All options that the Portfolio writes will be covered under applicable requirements of the SEC. The Portfolio will write and purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

There can be no assurance that the use of these portfolio strategies will be successful.

   Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Portfolio's Custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

24

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25
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26

BT INVESTMENT FUNDS
International Equity Fund

Investment Adviser of the Portfolio and Administrator
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Distributor
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022
No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip #055922868
STA463300 (1/97)


o  BT INVESTMENT FUNDS  o
Small Cap Fund
Seeks long term capital growth through investment in smaller sized growth companies.
PROSPECTUS

JANUARY 31, 1997

BT Investment Funds (the `Trust'') is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Small Cap Fund (the `Fund'') that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information (`SAI'') with the same date has been filed with the Securities and Exchange Commission (`SEC''), and is incorporated herein by reference. You may request a free copy of the SAI by calling the Fund's Service Agent at 1-800-730-1313.
Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets (`Assets'') in the Small Cap Portfolio (the `Portfolio''), a separate investment company with an identical investment objective. The investment performance of the Fund will correspond directly to the investment performance of the Portfolio. See `Special Information Concerning Master-Feeder Fund Structure''herein.

Bankers Trust Company (`Bankers Trust'') is the investment adviser (the `Adviser'') of the Portfolio. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Bankers Trust or any other banking or depository institution. Shares are not Federally guaranteed or insured by the Federal Deposit Insurance Corporation (`FDIC''), the U.S. government, the Federal Reserve Board or any other agency and are subject to investment risk, including the possible loss of principal amount invested.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Edgewood Services, Inc.
Clearing Operations o P.O. Box 897 o Pittsburgh, Pennsylvania o 15230-0897

TABLE OF CONTENTS

                                           PAGE
The Fund                                    3
Who May Want To Invest                      3
Summary of Fund Expenses                    4
Financial Highlights                        5
Investment Objective and Policies           6
Risk Factors: Matching The Fund To Your Investment Needs    8
Net Asset Value                            10
Purchase and Redemption Of Shares          11
Dividends, Distributions And Taxes         16
Performance Information And Reports        16
Management of the Trust And Portfolio      17
Additional Information                     20

2

THE FUND
The Fund's investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio seeks to provide long-term capital growth by investing primarily in equity securities of smaller sized growth companies.

WHO MAY WANT TO INVEST
The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.

The Fund is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

4

SUMMARY OF FUND EXPENSES
Annual Operating Expenses

(as a percentage of the average daily net assets of the Fund)
Investment advisory fee (after reimbursements or waivers)   0.58%
12b-1 fees                                                  0.00
Other expenses (after reimbursements or waivers)            0.67
Total operating expenses (after reimbursements or waivers)  1.25%


Example                       1 Year 3 Years 5 Years   10 Years

You would pay the
following expenses for
each Fund on a $1,000
investment, assuming
(1) 5% annual return
and (2) redemption
at the end of each
time period                    $13     $40    $69     $151



The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. While reimbursement of distribution expenses in amounts up to 0.20% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), it is not expected that any payments will actually be made under that plan in the foreseeable future. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.65%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 1.25% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended September 30, 1996, the total operating expenses would be equal to approximately 1.47% of the Fund's average net assets annually. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

The Fund is distributed by Edgewood Services, Inc. ("Edgewood") (the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

4

FINANCIAL HIGHLIGHTS
The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.

                                                                       For the Period
                                                                       October 21, 1993
                                                 For the year ended    (Commencement
                                                   September 30,       of Operations) to
                                                  1996       1995      September 30, 1994
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period              $18.50    $11.60     $10.00
Income from Investment Operations
Net Investment Loss                               (0.12)     (0.04)    (0.03)
Net Realized and Unrealized Gain on Investments    4.65       6.94      1.63
Total from Investment Operations                   4.53       6.90      1.60
Distributions to Shareholders
Net Realized Gain from Investment Transactions     (1.37)      -          -
Net Asset Value, End of Period                     $21.66    $18.50    $11.60
Total Investment Return                             26.41%    59.48%    17.06%*

Ratios and Supplemental Data
Ratios to Average Net Assets:
Net Investment Loss                                 (0.70)%   (0.46)%   (0.58)%
Expenses, including Expenses of the
   Small Cap Portfolio                               1.25%     1.25%     1.25%*
Decrease Reflected in Above Expense Ratio Due
to Absorption of Expenses by Bankers Trust           0.22%      0.34%    0.86%*
Net Assets, End of Period (000's omitted)            $242,236  $122,935  $21,332
*   Annualized


5

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is long-term capital growth; the production of any current income is secondary to this objective.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of each of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Small Cap Portfolio

The Portfolio seeks to provide long term capital growth by investing primarily in equity securities of smaller companies. The Portfolio's policy is to invest in equity securities of smaller companies that Bankers Trust, as the Portfolio's Adviser, believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The Adviser will select companies which have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The Adviser also seeks companies with strong company management and superior fundamental strength.

The Adviser employs a flexible investment program in pursuit of the Portfolio's investment objective. The Adviser takes advantage of its market access and the research available to it to select investments in promising growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are only illustrative of the types of investment the Portfolio may make. The Portfolio is free to invest in any common stock which in the Adviser's judgment provides above-average potential for long-term growth of capital and income.

Under normal market conditions, the Portfolio will invest at least 65% of its assets in smaller companies (with market capitalizations less than $750 million at time of purchase) that offer strong potential for capital growth. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. The Portfolio may also invest in larger, more established companies that the Adviser believes may offer the potential for strong capital growth due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Portfolio will follow a disciplined selling process to lessen market risks.

For temporary defensive purposes, when in the opinion of the Adviser market conditions so warrant, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies or in fixed-income securities or short-term money market securities. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

The Portfolio may also invest up to 25% of its assets in similar securities of foreign issuers. For further information on foreign investments and related hedging techniques, see "Risk Factors: Matching the Fund to Your Investment Needs," "Additional Information" herein and the SAI.

Equity Investments. The Portfolio invests primarily in common stock and other securities with equity characteristics, such as trust or limited partnership interests, rights and warrants. These investments may or may not pay dividends and may or may not carry voting rights. The Portfolio may also invest in convertible securities when, due to market conditions, it is more advantageous to obtain a position in an attractive company by purchase of its convertible securities than by purchase of its common stock. The convertible securities in which the Portfolio invests may include any debt securities or preferred stock which may be converted into common stock or which carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to exercise the conversion privilege. Since the Portfolio invests in both common stock and convertible securities, the risks of the general equity markets may be tempered to a degree by the Portfolio's investments in convertible securities which are often not as volatile as equity securities.

6

Short-Term Instruments. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

Additional Investment Techniques

The Portfolio may also utilize the following investments and investment techniques and practices: Rule 144A securities, when-issued and delayed delivery securities, securities lending, repurchase agreements, foreign investments, options on stocks, options on stock indices, futures contracts on stock indices, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. See "Additional Information" for further information.

Additional Investment Limitations

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are contained in the SAI.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objective, Policies and Risks" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective, Policies and Restrictions" in the SAI. For descriptions of the management of the Portfolio, see "Management of the Trust and Portfolios" herein and "Management of the Trust and Portfolios" in the SAI. For descriptions of the expenses of the Portfolio, see "Management of the Trust and Portfolios" herein.

7

RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS.
   By itself, the Fund does not constitute a balanced investment plan; the Fund and the Portfolio seek to provide long-term capital growth, with the production of any current income being incidental to this objective, by investments primarily in growth-oriented common stocks of smaller domestic corporations and, to a limited extent, foreign corporations. The Fund is designed for those investors primarily interested in capital growth from investments in smaller-sized growth companies. In view of the long-term capital growth objective of the Fund and the smaller size of the companies, the risks of investment in the Fund may be greater than the general equity markets, and changes in domestic and foreign interest rates may also affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Fund's share value. A description of a number of investments and investment techniques available to the Portfolio, including foreign investments and the use of options and futures, and certain risks associated with these investments and techniques is included under "Additional Information." The Fund's share price, yield and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

Risks of Investing In Foreign Securities

In seeking its investment objectives, the Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolio. The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment. The Portfolio will not invest more than 5% of the value of its total assets in the securities of issuers based in developing countries, including Eastern Europe.

Portfolio Turnover
   The Portfolio intends to manage its holdings actively to pursue its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. The Portfolio's turnover rates for the fiscal years ended September 30, 1996 and 1995, were 159% and 161%, respectively. Because a higher portfolio turnover rate increases transaction costs and may increase taxable capital gains, Bankers Trust carefully weighs the anticipated benefits of short-term investment against these consequences.

Derivatives

The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where the Adviser

8
believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolio may use and some of their associated risks is found under "Additional Information" herein.

Special Information Concerning Master-Feeder Fund Structure

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at (800) 730-1313.

The master-feeder structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described with respect to the Portfolio.

9

NET ASSET VALUE
The net asset value (`NAV'') per share of the Fund is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding as of the Valuation time. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

10

PURCHASE AND REDEMPTION OF SHARES
How To Buy Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See `Net Asset Value''herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the `Transfer Agent''), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the `Custodian'') purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.
If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments
To Open an Account           $2,500
For retirement accounts         500
Through automatic investment plans1,000

To Add to an Account           $250
For retirement accounts         100
Through automatic investment plan100

Minimum Balance              $1,000
For retirement accounts        None


If you are new to BT Investment Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

o    Mail an account application with a check,
o    Wire money into your account,
o Open an account by exchanging from another fund in the BT Family of Funds, or
o    Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional or call BT Retirement Services Center at 1-800-677-7596 for more information and a retirement account application.

11

Additional Information About Buying Shares

           To Open an Account              To Add to an Account
By Wire    Call the BT Service Center at   Call your Investment Professional or wire
           1-800-730-1313 to receive       additional investment to:
           wire instructions for account
           establishment.
                                           Routing No.:  021001033
                                           Attn:  Bankers Trust/IFTC Deposit
                                           DDA No.:  00-226-296
                                           FBO:   (Account name)
                                             (Account number)
                                           Credit:  Fund Number
                                           Investment Small Cap Fund - 498

                                           Specify the complete name of the Fund of
                                           your choice, and include your account number
                                           and your name.

By Phone   Contact your Service Agent,            Contact your Service Agent,
           Investment Professional, or call       Investment Professional, or call
           BT's Service Center at 1-800-730-1313. BT's Service Center at 1-800-730-1313.
           If you are an existing shareholder,    If you are an
           you may exchange from another BT       existing shareholder, you may
           account with the same registration,    exchange from another BT account
           including, name, address, and taxpayer  with the same registration, including,
           ID number.                              name, address, and taxpayer ID number.

By Mail    Complete and sign the account appli-   Make your check payable to the complete
           cation.  Make your check payable to    name of the Fund of your choice. Indicate
           the complete name of the Fund of       your Fund account number on your check
           your choice.  Mail to the appropriate  and mail to the address printed on your address indicated on the application.  account statement.

How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or

12

fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See `Minimum Investments'' above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o    The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a BT account with a different registration, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed `letter of instruction'' with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

     BT Service Center
     P.O. Box 419210
     Kansas City, MO  64141-6210

Overnight mailings:

     BT Service Center
     210 West 10th Street, 8th Floor
     Kansas City, MO  64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

13

Investor Services

BT Investment Funds provide a variety of services to help you manage your account.

Information Services
Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)
o    Account statements (monthly)
o    Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-3131 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in `How to Purchase Shares'' and ``How to Redeem Shares''herein. Before making an exchange, please note the following:
o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

Systematic Programs
To move money from your bank account to BT Investment Funds
Minimum   Minimum     Frequency        Setting up or changing
Initial   Subsequent

$1,000    $100      Monthly, bimonthly, For a new account, complete the appropriate section quarterly or semi-  on the application.
                    annually
                                        For existing accounts, call your Investment
                                        Professional for an application.
                                        To change the amount or frequency of your
                                        investment, contact your Investment
                                        Professional directly or call 1-800-730-1313.
                                        Call at least 10 business days prior to your next
                                        scheduled investment date.

14

Systematic Withdrawal Program lets you set up periodic redemptions from your account.
Minimum   Frequency                               Setting up or changing

$100      Monthly, quarterly, semi-annually or    To establish, call your Investment Professional or call
          annually                                1-800-730-1313 after your account is open.  The accounts
                                                  from which the withdrawals will be processed must have
                                                  a minimum balance of $10,000.





Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.


o Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

o Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a `Salary Deferral'' SEP for businesses with fewer than 25 eligible employees.

o Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors,


professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

o Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

o 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

o 403(b) Custodian Accounts: defined contribution plans open to employees of most non-profit organizations and educational institutions.

o Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.

15

DIVIDENDS, DISTRIBUTIONS AND TAXES
Distributions. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends if any, are distributed on the first business day in April, July and October. In December, another income dividend will be distributed plus any net capital gains. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.


Federal Taxes. The Fund intends to qualify the Fund as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the `Code''). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"Buying a Dividend." On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Investors should consult their tax adviser for specific details on federal, state, local or foreign taxes.

PERFORMANCE INFORMATION AND REPORTS
The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indices such as the Russell 2000 Index or Lipper Small Company Growth Funds Average or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, Bankers Trust, as Adviser, Service Agent or Administrator may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including listings of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

16

MANAGEMENT OF THE TRUST AND PORTFOLIO
Board of Trustees

The affairs of the Trust and BT Investment Portfolios are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, as the Administrator of the Trust and BT Investment Portfolios, neither the Trust nor BT Investment Portfolios requires employees other than its officers. None of the Trust's or BT Investment Portfolios' officers devotes full time to the affairs of the Trust or BT Investment Portfolios.

The Trustees of the Trust who are not "interested persons," (as defined in the 1940 Act) of the Trust or of the BT Investment Portfolios, as the case may be, (the "Independent Trustees") have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are trustees of the Trust and BT Investment Portfolios. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.

Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser. Mr. Bluford Putnam, PhD, Managing Director of Bankers Trust and Chief Investment Officer of Equity and Balanced Portfolios, is responsible for the management oversight of the Small Cap Portfolio team which includes seven investment professionals. Mr. Putnam has been employed by Bankers Trust since 1994. His previous experience includes economist at the Federal Reserve Bank of New York, principal at Morgan Stanley and Chief Economist at Kleinwort Benson, Ltd. He was also a founding partner of Stern Stewart and Co. in 1982, a leading corporate finance advisory firm, and is the author of `The Blackwell Guide to Wall Street,'' which focused, in part, on equity valuation.

Mary P. Dugan, CFA, Vice President of Bankers Trust, and Mr. Timothy Woods, CFA, Vice President of Bankers Trust, share senior portfolio management responsibilities of the Small Cap Portfolio. Ms. Dugan joined Bankers Trust in 1994. She has thirteen years of investment analysis experience. Previously, she worked at Fred Alger Management, Dean Witter, Integrated Resources and Equitable Investment Management Corporation. Mr. Woods joined Bankers Trust in


1992. He has twelve years of investment and financial experience. Previously, he worked at Prudential Securities, Chase Manhattan Bank and Bank of Boston.

Bankers Trust, a New York banking corporation with principal offices at 280 Park Avenue, New York, New York 10017, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of June 30, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $115 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $215 billion in assets under management globally.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.



Bankers Trust, subject to the supervision and direction of the Board of Trustees of BT Investment Portfolios, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial

17

instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as Adviser.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of Bankers Trust.

Under its investment advisory agreement, Bankers Trust receives a fee from the Portfolio computed daily and paid monthly at the annual rate of 0.65% of the average daily net assets of the Portfolio.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.


Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with BT Investment Portfolios, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

Distributor

Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities,


and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), Edgewood may seek reimbursement in an amount not exceeding 0.20% of the Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Edgewood who, as their primary activity, engage in or support the distribution of shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Fund; costs of placing advertising in various media; services of parties other than Edgewood or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the Fund's Prospectus and SAI and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Fund. To the extent expenses of Edgewood under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses will not be reimbursed in any succeeding fiscal year. Expenses incurred in connection with distribution activities will be identified to the Fund or the other series of the Trust involved,



18

although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets. It is not expected that any payment will be made under the Plan in the foreseeable future.

Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian and Transfer Agent

Bankers Trust acts as Custodian of the assets of the Trust and BT Investment Portfolios and serves as the Transfer Agent for the Trust and BT Investment Portfolios under the Administration and Services Agreement with the Trust and the Portfolio.

Organization of the Trust

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust and was established and designated as a separate series of the Trust on August 12, 1992. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio is a series of BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a trust under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of

19

the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interest in BT


Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

As of December 31, 1996, Bankers Trust Co., New York, New York, owned 32.37% of the voting securities of the Small Cap Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.

The series of BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

Expenses of the Trust

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and service fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

ADDITIONAL INFORMATION
   Rule 144A Securities. The Portfolio may purchase securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.



Securities Lending. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other

20

extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

Foreign Investments. The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Stocks. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to which the Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.

The Portfolio intends to treat over-the-counter options ("OTC Options") purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions" in the SAI.

Options on Stock Indices. The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.



Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock

21

prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts on Stock Indices. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. The Portfolio may invest in options on such Futures Contracts for similar purposes.

Foreign Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be


22

in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.



There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

   As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate OTC Options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

All options that the Portfolio writes will be covered under applicable requirements of the SEC.


The Portfolio will write and purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

There can be no assurance that the use of these portfolio strategies will be successful.

Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Portfolio's Custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

23



BT INVESTMENT FUNDS
Small Cap Fund

Investment Adviser of the Portfolio and Administrator
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Distributor
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
280 Park Avenue
New York, NY  10017

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO  64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY  10022


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Cusip #055922769
STA498300 (1/97)


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                JANUARY 31, 1997

BT INVESTMENT FUNDS
  INTERMEDIATE TAX FREE FUND
  GLOBAL HIGH YIELD SECURITIES FUND
  CAPITAL APPRECIATION FUND
  SMALL CAP FUND
  INTERNATIONAL EQUITY FUND
  PACIFIC BASIN FUND
  LATIN AMERICAN EQUITY FUND




     BT Investment Funds (the "Trust") is comprised of a number of separate investment funds. The shares of the following funds - Intermediate Tax Free Fund, Global High Yield Securities Fund, Capital Appreciation Fund, Small Cap Fund, International Equity Fund, Pacific Basin Equity Fund, and Latin American Equity Fund (each, a "Fund") - are described herein.

     As described in the Prospectuses, the Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund (with the exception of the Global High Yield Securities Fund) in a diversified open-end management investment company having the same investment objectives as the Fund. The Global High Yield Securities Fund invests its Assets in a non-diversified open-end management investment company (or series thereof). These investment companies (or a series thereof) are, respectively, Intermediate Tax Free Portfolio, Global High Yield Securities Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Equity Portfolio, Pacific Basin Equity Portfolio, and Latin American Equity Portfoio (collectively, the "Portfolios"). The Global High Yield Securities Portfolio, Small-Cap Portfolio, Pacific Basin Equity Portfolio, and Latin American Equity Portfolio are each a series of BT Investment Portfolios.

     Since the investment characteristics of the Funds will correspond directly to those of the respective Portfolio in which the Fund invests all of its Assets, the following is a discussion of the various investments of and techniques employed by each Portfolio. Shares of the Funds are sold by Edgewood Services, Inc. (`Edgewood''), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser (`Adviser''), and to clients and customers of other organizations


     The Trust's Prospectuses for each Fund are each dated January 31, 1997. The Prospectuses provide the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This Statement of Additional Information (`SAI''), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with that Fund's Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust's Prospectuses.

                             BANKERS TRUST COMPANY
             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                            EDGEWOOD SERVICES, INC.
                                  DISTRIBUTOR
CLEARING OPERATIONS      PITTSBURGH, PENNSYLVANIA 15230-0897          (800) 730-
1313
P.O. BOX 897


                               TABLE OF CONTENTS

Investment Objectives, Policies and Restrictions                 1
Performance Information                                          29
Valuation of Securities; Redemptions and Purchases in Kind       32
Management of the Trust and Portfolios                           34
Organization of the Trust                                        43
Taxation                                                         44
Financial Statements                                             46


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective(s) of each Fund is described in that Fund's Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

                              INVESTMENT POLICIES

     Each Fund seeks to achieve its investment objective(s) by investing all of its Assets in the corresponding Portfolio. The Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

     Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.


     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.
Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.
The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.



     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the
"1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.



     The Securities and Exchange Commission the (the "SEC") has adopted
Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.
Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Adviser will monitor the liquidity of Rule 144A securities in each Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.


     GENERAL. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association (`GNMA'') modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.



     At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.


     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.


     The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.


     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.


     In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.



     The Board of Trustees of each Portfolio has adopted a further restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.


     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio (except for Intermediate Tax Free Portfolio) may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio (except for Intermediate Tax Free Portfolio) may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio (except for Intermediate Tax Free Portfolio) intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid debt securities in a segregated account with its custodian.




     Each Portfolio (except for Intermediate Tax Free Portfolio) also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.
Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.




     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.


     OPTIONS ON SECURITIES. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

     When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.


     When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

     A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a `closing sale transaction'' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.


     When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

     A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.


     A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.




     A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

     OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Portfolio (except for Intermediate Tax Free Portfolio) may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."


     The International Equity Portfolio and the Pacific Basin Equity Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Because each Portfolio (except for Intermediate Tax Free Portfolio) may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, a Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.




A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.
     Each Portfolio (except for Intermediate Tax Free Portfolio) may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.
     While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue.
Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.


     SHORT-TERM INSTRUMENTS. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, each Portfolio may invest in short-term instruments for a limited time pending availability of such portfolio securities. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Rating Group (`S&P'') or Aa or higher by Moody's Investors Services, Inc. (`Moody's'') or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.
     LENDING OF PORTFOLIO SECURITIES. Each Portfolio (except for the Intermediate Tax Free Portfolio) has the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Bankers Trust, Edgewood or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.
     LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). The Global High Yield Securities Portfolio and the Latin American Equity Portfolio may invest in lower-rated debt securities. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower- rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the Global High Yield Securities Portfolio's ability to dispose of these securities.
     Since the risk of default is higher for lower-rated debt securities, Bankers Trust's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Bankers Trust will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Bankers Trust's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     The Global High Yield Securities Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Global High Yield Securities Fund.

     BRADY BONDS. The Global High Yield Securities Portfolio and the Latin American Equity Portfolio may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.
     The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debt country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following:(i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

     The Global High Yield Securities Portfolio and the Latin American Equity Portfolio may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     MUNICIPAL BONDS. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. The Intermediate Tax Free Portfolio may invest in municipal bonds. Municipal bonds include:

     GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


     REVENUE BONDS. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.
     PRIVATE ACTIVITY BONDS. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for Federal income tax purposes but is a specific tax preference item for Federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

     MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs. The Intermediate Tax Free Portfolio may invest in municipal notes, which include:

     TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

     BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.
     MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

     CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of the Government National Mortgage Association (`GNMA'') to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. TheIntermediate Tax Free Portfolio will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.


     TAX-EXEMPT COMMERCIAL PAPER. The Intermediate Tax Free Portfolio may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     STANDBY COMMITMENTS. The Intermediate Tax Free Portfolio may acquire standby commitments or "puts" solely to facilitate portfolio liquidity; the Portfolio intends to exercise its rights thereunder for trading purposes. The maturity of a municipal obligation is not to be considered shortened by any standby commitment to which the obligation is subject. Thus, standby commitments do not affect the dollar-weighted average maturity of the Portfolio.
     When municipal obligations are subject to puts separate from the underlying securities, no value is assigned to the put. Because of the difficulty of evaluating the likelihood of exercise or the potential benefit of a put, the Board of Trustees has determined that puts shall have a fair market value of zero, regardless of whether any direct or indirect consideration was paid.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with put writers who are approved by Bankers Trust. It is the Portfolio's general policy to enter into put transactions only with those put writers which are determined to present minimal credit risks. In connection with this determination, the Board of Trustees will review regularly Bankers Trust's list of approved put writers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit securing the puts written by them. Commercial banks normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Services, Inc. (`Moody's'') or AA or better by Standard & Poor's Ratings Group (`S&P''), or will be of comparable quality in Bankers Trust's opinion, or such put writers' obligations will be collateralized and of comparable quality in Bankers Trust's opinion. The Board of Trustees has directed Bankers Trust not to enter into put transactions with any put writer that, in the judgment of Bankers Trust using the above-described criteria, is or becomes a recognizable credit risk. The Trust is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from a put writer in the event that a put writer should default on its obligation to repurchase an underlying security.

     FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. The Global High Yield Securities Portfolio may invest in foreign securities issued by Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation;
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property;
(vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (consisting of the Republics of the former Union of Soviet Socialist Republics).
     The economic situation remains difficult for Eastern European countries in transition from central planning, following what has already been a sizable decline in output. The contraction now appears to be bottoming out in parts of Eastern Europe. Following three successive years of output declines, there are preliminary indications of a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland; growth in private sector activity and strong exports now appear to have contained the fall in output. A number of their governments, including those of Hungary and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and a move toward free-market economies. But key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. At present, no Eastern European country has a developed stock market, but Poland, Hungary and the Czech Republic have small securities markets in operation.

     In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term, and output is expected to decline further in most of these countries. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions. Further, no accounting standards exist in Eastern European countries. Although certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to each Fund's shareholders.
     FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Latin American Equity Fund could lose its entire investment in any such country.

     The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The economies of Latin American countries may be predominantly based in only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in Latin America may have limited marketability and may be subject to more abrupt or erratic price movements.
     Latin American Equity Portfolio invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.


     Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's securities are denominated may have a detrimental impact on the Fund's net asset value.

     The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.
     Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product (`GDP'') than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

     Large budget deficits and a high level of state ownership in many productive and service areas have given way to balanced budgets and privatization in Mexico, Brazil, Chile and Argentina. Changes in political leadership have encouraged the implementation of market oriented economic policies such as balanced budgets. Privatization trade reform and monetary reform have been among the steps taken to modernize the Latin American economies and to regenerate growth in the region. However, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Portfolio's investments in this region.
     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left the home country) has begun to return. Inflation control efforts have also been implemented. Free trade zones are being discussed in various areas around the region, the most notable being a free trade zone between Mexico and the U.S. Various trade agreements have also been formed within the region such as the Andean Pact, Mercosur and North American Free Trade Agreement (NAFTA). The largest of these is NAFTA, which was implemented on January 1, 1994. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

     FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING THE PACIFIC BASIN. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.
     The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

     Thailand has been transformed into one of the fastest growing stock markets in the world. On February 23, 1991, the military staged its 17th coup since the overthrow of the absolute monarchy in 1932. The newly appointed government quickly focused on the economy and enacted major tax revisions, slashing personal income tax and reducing taxes on imports.
Most significantly, it pushed through a 7% value added tax. Released from political consideration by the coup, the Bank of Thailand was finally able to implement a monetary tightening. As a result, interest rates rose and GDP declined to 7.7% from 10% the previous year. The government continues to move ahead with new projects - especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. Nonetheless, political unrest coupled with the shooting of anti-government demonstrators in May 1992 has caused many international businesses to question Thailand's political stability.
     Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth which was vigorous in the 1980's. However, authorities in Beijing have agreed to maintain a capitalist system for 50 years that, along with Hong Kong's economic growth, continued to further strong stock market returns. In preparation for 1997, Hong Kong has to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East.

     In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well developed sectors in electronics, automotive, textiles and shoe manufacturing, steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 7.5% in 1991. Labor unrest was noticeably calmer, unemployment averaged a low of 2.3%, and investment was strong. Inflation rates, however, are beginning to challenge South Korea's strong economic performance. In addition, the international situation between South and North Korea continues to improve. Both Koreas joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation.

     Indonesia is a mixed economy with many socialist institutions and central planning, but has recently placed emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth, yet with a large and rapidly increasingly population, it remains a poor country. Agriculture, including forestry and fishing, is an important sector, accounting for 21% of GDP and over 50% of the labor force. Once the world's largest rice importer, Indonesia is now nearly self-sufficient.

     The Malaysian economy continued to perform well, growing at an average annual rate of 9% from 1987 through 1991. This placed Malaysia as one of the fastest growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability (2% inflation over the past five years) as the government followed prudent fiscal/monetary policies. Malaysia's high export dependence level leaves it vulnerable to a recession in the OECD countries or a fall in world commodity prices.

     Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its entrepot history. During the 1970's and early 1980's, the economy expanded rapidly, achieving an average annual growth rate of 9%. Per
capita GDP is among the highest in Asia.   Singapore holds a position as a
major oil refining and services center.

     FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING CHINA AND CHINA REGION. China's economic reform plan was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.
     In order to attract foreign investment, China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as `open cities'' and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.


     China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however, there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.
     The securities markets in the China region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Chinese issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in China are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Chinese securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in China may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Chinese securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Chinese securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Chinese, Hong Kong and Taiwan stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

     China governmental actions can have a significant effect on the economic conditions in China, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

     The securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.
     China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

     Exports continue to rise strongly, although China remains vulnerable to United States economic conditions and possible trade sanctions, unless it liberalizes current import restrictions and improves its human rights record. However, imports are also expected to rise and may outstrip exports in terms of growth rates.

     There are currently two officially recognized securities exchanges in China -- The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are two types -- `A'' shares which can be traded only by Chinese investors and `B'' shares which can be traded only by individuals and corporations not resident in China.

     In Shanghai, all `B'' shares are denominated in Chinese renminbi (`RMB''), but all transactions in ``B'' shares must be settled in U.S. dollars, and all distributions made on `B'' shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre.

     In Shenzhen, the purchase and sale prices for `B'' shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from `B'' shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by Shenzhen Foreign Exchange Adjustment Centre.

     There are no foreign exchange restrictions on the repatriation of gains made on or income derived from `B'' shares, subject to the payment of taxes imposed by China thereon.

     Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


     Economies of countries in the China region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As an export-driven economy, the economy of China is affected by developments in the economies of its principal trading partners. Revocation by the United States of China's `Most Favored Nation'' trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

                              RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings is included in the Funds' Prospectus.

                          INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectuses, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.



As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):
     (1)  borrow money or mortgage or hypothecate assets of the Portfolio
       (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes in the case of the Small Cap Portfolio (Fund), Capital Appreciation Portfolio (Fund), International Equity Portfolio
       (Fund), and Intermediate Tax Free Portfolio (Fund)), and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;
       for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar-roll transactions);

     (2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;
     (3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately (under current regulations, the Portfolio's (Fund's) fundamental policy with respect to 20% risk weighing for financial institutions prevent the Portfolio (Fund) from engaging in securities lending);

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and
     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     As an operating policy, except as otherwise noted, no Portfolio will invest in another open-end registered investment company. This operating policy does not apply to the Intermediate Tax Free Portfolio, Capital Appreciation Portfolio, or International Equity Portfolio.


     ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

          (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% (10% with respect to Intermediate Tax Free Portfolio (Fund)) of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

          (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

          (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

          (iv) except for Intermediate Tax Free Portfolio (Fund), sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Portfolio (Fund) contemporaneously owns or where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) currently do not engage in short selling);
          (v) with respect to Intermediate Tax Free Portfolio (Fund), (a) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; and (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling);

     (vi) invest for the purpose of exercising control or management of another company;
          (vii) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio
          (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund); provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless
          (1) the Portfolio's investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

          (viii) except for Intermediate Tax Free Portfolio (Fund), invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;
          (ix) except for Intermediate Tax Free Portfolio (Fund), invest more than 15% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in (a) securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities), provided, however, that no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

          (x) except for Intermediate Tax Free Portfolio (Fund), invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);
          (xi) with respect to Intermediate Tax Free Portfolio (Fund), invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

          (xii) with respect to Intermediate Tax Free Portfolio, (a) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees), and (b) no more than 5% of the Portfolio's (Fund's) total assets will be invested in securities issued by issuers which (including predecessors) have been in operation less than three years;
          (xiii) except for Capital Appreciation Portfolio (Fund) and International Equity Portfolio (Fund), with respect to 75% (50% in the case of Global High Yield Securities Portfolio (Fund)) of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

          (xiv) with respect to Capital Appreciation Portfolio (Fund) and International Equity Portfolio (Fund), with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

          (xv) except for Capital Appreciation Portfolio (Fund) and International Equity Portfolio (Fund), with respect to 75% (50% in the case of Global High Yield Securities Portfolio (Fund)) of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer and in the case of Global High Yield Securities Portfolio (Fund) invest more than 25% of its total assets in any one issuer;
          (xvi) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;


          (xvii) invest in warrants (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets (with the exception of the Pacific Basin Equity Portfolio (Fund) which may invest up to 10% of its net assets in warrants) would be invested in warrants not listed on a recognized United States or foreign stock exchange (New York or American Stock Exchange with respect to the Intermediate Tax Free Portfolio (Fund)), to the extent permitted by applicable state securities laws;
          (xviii)   write puts and calls on securities unless each of the
          following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio
          (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% (50% with respect to Intermediate Tax Free Portfolio (Fund)) of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio
          (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and
          (xix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

     Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.


             PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.
     The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


     Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

     In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     For the period from January 1, 1996 to September 30, 1996, and the fiscal years ended December 31, 1995 and 1994, Intermediate Tax Free Portfolio paid no brokerage commissions.

     Global High Yield Securities Portfolio paid no brokerage commissions for the fiscal year ended September 30, 1996, $5,653 for the fiscal year ended September 30, 1995 and paid no brokerage commissions for the period from December 14, 1993 (commencement of operations) through September 30, 1994.

     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Capital Appreciation Portfolio paid brokerage commissions in the amount of $648,897, $247,868 and $162,941, respectively.

     Small Cap Portfolio paid brokerage commissions in the amount of $238,160 for the fiscal year ended September 30, 1996, $70,603 for the fiscal year ended September 30, 1995 and $20,835 for the period from October 21, 1993 (commencement of operations) through September 30, 1994.

     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, International Equity Portfolio paid brokerage commissions in the amount of $603,995, $132,894 and $110,580, respectively.

     Pacific Basin Equity Portfolio paid brokerage commissions in the amount of $323,957, for the fiscal year ended September 30, 1996, $192,123 for the fiscal year ended September 30, 1995 and $139,363 for the period from November 1, 1993 (commencement of operations) through September 30, 1994.
     Latin American Equity Portfolio paid brokerage commissions in the amount of $164,049 for the fiscal year ended September 30, 1996, $202,130 for the fiscal year ended September 30, 1995, and $188,008 for the period from October 25, 1993 (commencement of operations) through September 30, 1994.


      {PRIVATE }PERFORMANCE INFORMATION{TC "PERFORMANCE INFORMATION"}

                     STANDARD PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended September 30, 1996, Global High Yield Fund's yield was 7.30%.

     TAX-EQUIVALENT YIELD: The Intermediate Tax Free Fund's tax-equivalent yield is equal to the Fund's yield divided by (1-Tax Rate).

     As of September 30, 1996, the Intermediate Tax Free Fund's tax equivalent 30-day SEC yield was 5.81%, assuming a maximum Federal tax rate of 31%. The Intermediate Tax Free Fund's 30-day SEC yield for the period ended September 30, 1996 was 4.01%.

     TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.



                                  Global
                                   High      Capital
                   Intermediate    Yield    Appreciation  Small Cap
                     Tax Free  Securities   Fund3           Fund4
                      Fund1        Fund2


{PRIVATE }
Total Return for
the One Year Ended    4.09%        23.31%    12.35%       26.41%
September 30, 1996
Cumulative Total
Return for the
Period From
Commencement of       23.39%       32.31%    89.09%       133.85%
Operations Through
September 30, 1996
Annualized Total
Return for the
Period From
Commencement of       5.14%        10.54%    19.58%       33.46%
Operations Through
September 30, 1996

     1Fund commenced operations on July 20, 1992
     2Fund commenced operations on December 14, 1993.
     3Fund commenced operations on March 9, 1993.
     4Fund commenced operations on October 21, 1993.

                                                        Latin
                         International  Pacific Basin  American Equity
                         Equity Fund1   Equity Fund2       Fund3
     Total Return
     for 1 Year ended
     September 30, 1996       13.21%         7.86%          26.00%

     Cumulative
     Total Return
     for the Period from
     Commencement of
     Operations through
     September 30, 1996       83.28%         23.34%         8.91%

     Average Annual
     Total Return for
     the Period from
     Commencement of
     Operations through
     September 30, 1996       15.69%         7.17%          2.95%

     1Fund commenced operations on August 4, 1992.
     2Fund commenced operations on November 1, 1993August 4, 1992. 3Fund commenced operations on October 25, 1993.

     PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                      COMPARISON OF FUND PERFORMANCE

     Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.


     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.
     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     Morningstar Inc., a publisher of financial information and mutual fund research.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     ValueLine, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

        VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

     Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.


     Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.
     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

          type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.
     The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

     Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.
     Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.
     Each Fund (except for Intermediate Tax Free Fund) may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and
(iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

{PRIVATE }MANAGEMENT OF THE TRUST AND THE PORTFOLIOS{TC "MANAGEMENT OF THE
                        TRUST AND THE PORTFOLIOS"}

     Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

     The Trustees and officers of the Trust and Portfolios, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 05230-0897.


                           TRUSTEES OF THE TRUST

     S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

     PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     PHILIP W. COOLIDGE* (birthdate: September 2, 1951) -- Trustee; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. ("SFG") (since December, 1988) and Signature (since April, 1989). His address is 6 St. James Avenue, Boston, Massachusetts 02116.


                        TRUSTEES OF THE PORTFOLIOS

     CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     PHILIP W. COOLIDGE* (birthdate: September 2, 1951) -- Trustee; Chairman, Chief Executive Officer and President, SFG (since December, 1988) and Signature (since April, 1989). His address is 6 St. James Avenue, Boston, Massachusetts 02116.


     * Indicates an `interested person'' (as defined in the 1940 Act) for the Trust.


                     OFFICERS OF THE TRUST AND PORTFOLIOS

     Unless otherwise specified, each officer listed below holds the same position with the Trust and each Portfolio.

     RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company (`FSC''); formerly, Director of Proprietary Client Services, Federated Administrative Services (`FAS''), and Associate Corporate Counsel, Federated Investors (`FI'').

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Coolidge, Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Signature or Edgewood or an affiliate, respectively, serves as the principal underwriter.

     * Indicates an `interested person'' (as defined in the 1940 Act) for the Trust.
     No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or a Portfolio.

     Intermediate Tax Free Fund incurred Trustees fees equal to $2,002 for the fiscal year ended September 30, 1996. For the same period, Intermediate Tax Free Portfolio incurred Trustees fees equal to $1,866.

     Global High Yield Securities Fund incurred Trustees fees equal to $2,862 for the fiscal year ended September 30, 1996. For the same period, Global High Yield Securities Portfolio incurred Trustees fees equal to $2,638.

     Capital Appreciation Fund incurred Trustees fees equal to $2,902 for the fiscal year ended September 30, 1996. For the same period, Capital Appreciation Portfolio incurred Trustees fees equal to $2,628.

     Small Cap Fund incurred Trustees fees equal to $2,855 for the fiscal year ended September 30, 1996. For the same period, Small Cap Portfolio incurred Trustees fees equal to $2,718.

     International Equity Fund incurred Trustees fees equal to $2,875 for the fiscal year ended September 30, 1996 . For the same period, International Equity Portfolio incurred Trustees fees equal to $3,004.

     Pacific Basin Equity Fund incurred Trustees fees equal to $2,875 for the fiscal year ended September 30, 1996. For the same period, Pacific Basin Equity Portfolio incurred Trustees fees equal to $2,654.
     Latin American Equity Fund incurred Trustees fees equal to $2,767 for the fiscal year ended September 30, 1996. For the same period, Latin American Equity Portfolio incurred Trustees fees equal to $2,904.


        The following table reflects fees paid to the Trustees of the Trust and Portfolio for the year ended September 30, 1996.

                        TRUSTEE COMPENSATION TABLE

                    AGGREGATE      TOTAL COMPENSATION
NAME OF PERSON,     COMPENSATION      FROM FUND COMPLEX*
POSITION            FROM TRUST          PAID TO TRUSTEES


S. Leland Dill,         $10,000            $23,000
Trustee of Trust
and Portfolios

Kelvin J. Lancaster,     $13,000           $23,000
Trustee of Trust

Philip Saunders, Jr,     $13,000           $23,000
Trustee of Trust
and Portfolios

Philip W. Coolidge,      none                none
Trustee of Trust
and Portfolios

Charles P. Biggar,       none                none
Trustee of Portfolios

* Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio.

     Bankers Trust reimbursed the Funds and Portfolios for a portion of their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

     As of December 31, 1996, the Trustees and Officers of the Trust and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Intermediate Tax Free Fund: Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ, owned approximately 136,317 (6.65%) shares; Batrus & Co., New York, NY, owned approximately 179,533 (8.75%) shares; Infid & Co., New York, NY, owned approximately 356,829 (17.04%) shares and Henry Shotmeyer, Sr., New York, NY, owned approximately 551,074 (26.88%) shares.
     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Global High Yield Securities Fund:
Batrus & Co., New York, NY, owned approximately 111,827 (5.71%) shares and Infid & Co., New York, NY, owned approximately 1,634,638 (83.49%) shares.


     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Capital Appreciation Fund: Batrus & Co., New York, NY, owned approximately 1,363,613 (32.91%) shares and Infid & Co., New York, NY, owned approximately 1,1719,184 (41.49%) shares.

     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Small Cap Fund: Big Woods Partners II, Rochester, NY, owned approximately 528,788 (5.11%) shares; Charles Schwab & Co., San Francisco, CA, owned approximately 676,448 (6.54%) shares; Batrus & Co., New York, NY, owned approximately 1,780,137 (17.22%) shares; Infid & Co., New York, NY, owned approximately 2,387,089 (23.09%) shares and Bankers Trust Co.; Jersey City, NJ, acting as Trustee, owned approximately 3,345,851 (32.36%) shares.

     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of International Equity Fund: Bankers Trust Co., Jersey City, NJ, acting as Trustee, owned approximately 1,182,693 (9.90%) shares; Batrus & Co., New York, NY, owned approximately 1,754,393 (14.69%) shares; Charles Schwab & Co., San Francisco, CA, owned approximately 1,967,593 (16.48%) shares and Infid & Co., New York, NY, owned approximately 3,224,028 (27.00%) shares.

     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Pacific Basin Equity Fund: Batrus & Co., New York, NY, owned approximately 571,948 (21.73%) shares and Infid & Co., New York, NY, owned approximately 1,539,491 (58.50%) shares.
     As of December 31, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Latin American Equity Fund: Batrus & Co., New York, NY, owned approximately 154,978 (8.36%) shares; Charles Schwab & Co., San Francisco, CA, owned approximately 464,092 (25.04%) shares and Infid & Co., New York, NY, owned approximately 926,714 (50.00%) shares.

                            INVESTMENT ADVISER

     Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.
        Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.


     For the period from January 1, 1996 to September 30, 1996, and the years ended December 31, 1995 and 1994, Bankers Trust earned $67,313, $96,572, and $117,549, respectively, in compensation for investment advisory services provided to Intermediate Tax Free Portfolio. During the same periods, Bankers Trust reimbursed $23,842, $18,572, and $41,555, respectively, to that Portfolio to cover expenses.

     For the fiscal years ended September 30, 1996 and 1995, and the period from December 14, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $156,634, $141,692, and $66,073, respectively, in compensation for investment advisory services provided to Global High Yield Securities Portfolio. During the same periods, Bankers Trust reimbursed $86,070, $78,840, and $48,741, respectively, to that Portfolio to cover expenses.
     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust accrued $1,225,764, $482,453, and $329,399, respectively, in compensation for investment advisory services provided to Capital Appreciation Portfolio. During the same periods, Bankers Trust reimbursed $319,524, $131,702, and $114,930, respectively, to that Portfolio to cover expenses.

     For the fiscal years ended September 30, 1996 and 1995, and the period from October 21, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $1,293,449, $389,015, and $69,420, respectively, in compensation for investment advisory services provided to Small Cap Portfolio. During the same periods, Bankers Trust reimbursed $331,176, $111,862, and $41,110, respectively, to that Portfolio to cover expenses.

     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust accrued $759,552, $322,696, and $322,489 respectively, in compensation for investment advisory services provided to International Equity Portfolio. During the same periods, Bankers Trust reimbursed $229,297, $108,743, and $117,653 , respectively, to that Portfolio to cover expenses.

     For the fiscal years ended September 30, 1996 and 1995, and the period from November 1, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $211,122, $173,591, and $116,020, respectively, in compensation for investment advisory services provided to Pacific Basin Equity Portfolio. During the same periods, Bankers Trust reimbursed $30,450, $47,338, and $40,461, respectively, to that Portfolio to cover expenses.
     For the fiscal years ended September 30, 1996 and 1995, and the period from October 25, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $151,004, $173,145, and $102,872, respectively, in compensation for investment advisory services provided to Latin American Equity Portfolio. During the same periods, Bankers Trust reimbursed $46,928, $138,351, and $81,307, respectively, to that Portfolio to cover expenses.


     Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

     Each Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.
                          SUB-INVESTMENT ADVISER

     Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Fund Managers International Limited ("BT Fund Managers International") a wholly owned subsidiary of Bankers Trust Australia Limited ("BTAL") in Sydney. BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies based in the Pacific Basin and may grant BT Fund Managers International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Portfolio.

     BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which has offices is Sydney, Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong. A representative office of Bankers Trust Company was opened in Australia in 1966 and Australian merchant banking operations commences in 1969. A related organization, Bankers Trust New Zealand Limited, was established in 1986. Although BTAL has not previously served as investment adviser for a registered investment company, BTAL provides investment services for a range of clients.
                               ADMINISTRATOR

     Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and each Portfolio reasonably deem necessary for the proper administration of the Trust or a Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


        Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.
     For the period from January 1, 1996 to September 30, 1996, and the years ended December 31, 1995 and 1994, Bankers Trust earned $67,185, $96,355, and $117,245, respectively, in compensation for administrative and other services provided to the Intermediate Tax Free Fund. During the same periods, Bankers Trust reimbursed $40,323, $48,616, and $63,823, respectively, to cover expenses. For the period from January 1, 1996 to September 30, 1996, and the years ended December 31, 1995 and 1994, Bankers Trust earned $8,414, $12,072, and $14,693, respectively, in compensation for administrative and other services provided to Intermediate Tax Free Portfolio.

     For the fiscal years ended September 30, 1996 and 1995, and the period from December 14, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $185,042, $167,703, and $78,503, respectively, in compensation for administrative and other services provided to Global High Yield Securities Fund. During the same periods, Bankers Trust reimbursed $109,939, $74,013, and $40,342, respectively, to cover expenses. For the same periods, Bankers Trust received $39,158, $35,342, and $16,518, respectively, in compensation for administrative and other services provided to Global High Yield Securities Portfolio.

     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust accrued $405,364, $229,796, and $165,092, respectively, in compensation for administrative and other services provided to the Capital Appreciation Fund. During the same periods, Bankers Trust reimbursed $57,379, $48,877, and $79,097, respectively, to cover expenses. For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust received $188,579, $74,224, and $50,677, respectively, in compensation for administrative and other services provided to Capital Appreciation Portfolio.
     For the fiscal years ended September 30, 1996 and 1995, and the period from October 21, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $1,285,892, $388,661, and $69,395, respectively, in compensation for administrative and other services provided to Small Cap Fund. During the same periods, Bankers Trust reimbursed $109,960, $92,321, and $51,004, respectively, to cover expenses. For the same periods, Bankers Trust received $198,992, $59,848, and $10,680, respectively, in compensation for administrative and other services provided to Small Cap Portfolio.

     For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust accrued $982,662, $421,538, and $421,138, respectively, in compensation for administrative and other services provided to the International Equity Fund. During the same periods, Bankers Trust reimbursed $74,494, $52,956, and $66,603, respectively, to cover expenses. For the fiscal year ended September 30, 1996, the period from January 1, 1995 to September 30, 1995, and the year ended December 31, 1994, Bankers Trust received $175,281, $74,468, and $74,420, respectively, in compensation for administrative and other services provided to International Equity Portfolio.

     For the fiscal years ended September 30, 1996 and 1995, and the period from November 1, 1993 (commencement of operations) through September 30, 1994, Bankers Trust accrued $210,057, $173,407, and $115,972, respectively, in compensation for administrative and other services provided to Pacific Basin Equity Fund. During the same periods, Bankers Trust reimbursed $56,703, $72,263, and $51,932, respectively, to cover expenses. For the same periods, Bankers Trust received $70,374, $57,864, and $38,673, respectively, in compensation for administrative and other services provided to Pacific Basin Equity Portfolio.
     For the fiscal years ended September 30, 1996 and 1995, and the period from October 25, 1993 (commencement of operations) through September 30, 1994, Banker Trust accrued $143,318, $162,746, and $97,763, respectively, in compensation for administrative and other services provided to Latin American Equity Fund. During the same periods, Bankers Trust reimbursed $53,312, $63,765, and $49,325, respectively, to cover expenses. For the same periods, Bankers Trust received $30,201, $34,629, and $20,574, respectively, in compensation for administrative and other services provided to Latin American Equity Portfolio.

     Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

                       CUSTODIAN AND TRANSFER AGENT

     Bankers Trust, 280 Park Avenue, New York, New York 10017, serves as Custodian for the Trust and for each Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                USE OF NAME

     The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

     The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.


                        BANKING REGULATORY MATTERS

     Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                    COUNSEL AND INDEPENDENT ACCOUNTANTS

     Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and each Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trust and each Portfolio.

                         ORGANIZATION OF THE TRUST

     Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

     Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     The Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name of BT Investment Funds on May 16, 1988.

     Except as described below, whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.



     Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                                 TAXATION

                           TAXATION OF THE FUNDS

     The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.
     As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains, and therefore do not anticipate incurring Federal income tax liability.

     Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

INTERMEDIATE TAX FREE PORTFOLIO

     TAX-EXEMPT INTEREST. Investment in the Intermediate Tax Free Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.
     Because the Intermediate Tax Free Fund will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for Federal personal income tax purposes. In addition, the Code may require a shareholder of the Fund, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus of the Fund, (i) some or all of the Fund's dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (ii) the receipt of the Fund's dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are
(i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) subject to a Federal alternative minimum tax, the federal "environmental" tax, the Federal "branch profits" tax or the Federal "excess net passive income" tax.

     In the case of the Intermediate Tax Free Fund, these statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes.

GLOBAL HIGH YIELD SECURITIES PORTFOLIO, PACIFIC BASIN EQUITY PORTFOLIO
     AND LATIN AMERICAN EQUITY PORTFOLIO

     FOREIGN SECURITIES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

     If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Portfolio. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Portfolio's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

     The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


                        TAXATION OF THE PORTFOLIOS

     The Portfolios are not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

     Distributions received by a Fund (other than Intermediate Tax Free
Fund) from the corresponding Portfolio generally will not result in the Fund recognizing any gain or loss for Federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in the corresponding Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.
                              OTHER TAXATION

     The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by each Fund in the corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

     Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

     Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                      FINANCIAL STATEMENTS

     The financial statements for each Fund or Portfolio for the period ended September 30, 1996, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated September 30, 1996. A copy of a Fund's Annual Report may be obtained without charge by contacting the respective Fund.



          INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                           BANKERS TRUST COMPANY
                                DISTRIBUTOR
                          EDGEWOOD SERVICES, INC.

                       CUSTODIAN AND TRANSFER AGENT
                           BANKERS TRUST COMPANY

                          INDEPENDENT ACCOUNTANTS
                         COOPERS & LYBRAND L.L.P.

                                  COUNSEL
                         WILLKIE FARR & GALLAGHER


     No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.









CUSIP #   055922801
CUSIP #   055922777
CUSIP #   055922819
CUSIP #   055922769
CUSIP#055922868
CUSIP #   055922736
CUSIP #   055922785
COMBINV400 (1/97)


PART C     OTHER INFORMATION

ITEM 24.   Financial Statements and Exhibits:

     (a)   Financial Statements:
           Incorporated by reference to the Annual Reports to Shareholders dated September 30, 1996, pursuant to Rule 411 under the Securities Act of 1933. (File Nos. 33-07404 and 811-04760)

     (b)   Exhibits:

     (1)   (i)   Conformed Copy of Declaration of Trust of the Trust; (9)
           (ii)  Supplement to Declaration of Trust; (9)
           (iii) Second Supplement to Declaration of Trust; (9)
     (2)   Copy of By-Laws of the Trust; (9)
     (3)   Not applicable.
     (4) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; (1)
     (5)   Not applicable.
     (6)   Conformed Copy of Distributor's Contract; +
     (7)   Not applicable.
     (8)   See Exhibit 9(b).
     (9)   (i)  See Exhibit 9(b).
           (ii) Administration and Services Agreement; (6)
           (iii)    Schedule of Fees under Administration and Services
                    Agreement; (7)
     (10)  Not applicable.
     (11)  Conformed copy of Consents of Independent Accountants; +
     (12)  Not applicable.
     (13)  Not applicable.
     (14)  Not applicable.
     (15)  Conformed Copy of Plan of Distribution; +
     (16)  Copy of Schedules for Computation of Performance Quotations;
(2)
     (17)  Copy of Financial Data Schedules; +
     (18)  Not applicable.
     (19) Conformed Copy of Power of Attorney of Registrant, BT Investment Portfolios, Capital Appreciation Portfolio, International Equity Portfolio and Intermediate Tax Free Portfolio. +

+ All exhibits have been filed electronically.
(1)  Incorporated by reference to  the Registrant's registration  statement
on   Form N-1A (``Registration Statement ') as filed  with the  Securities and  Exchange Commission (`Commission'') on October 24, 1986.
(2) Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 13, 1992.
(6) Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.
(7) Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.
(9) Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on
July      31, 1995.


ITEM 25.  Persons Controlled by or Under Common Control with Registrant:

       Not applicable.

ITEM 26.Number of Holders of Securities:

Title of Class                Number of Record Holders
                              (as of December 31, 1997)

Tax Free Money Fund                     186
NY Tax Free Money Fund                  211
Cash Management Fund                    307
Treasury Money Fund                    1866
100% Treasury Fund                       0
Intermediate Tax Free Fund              80
Utility Fund                            90
Small Cap Fund                          517
Pacific Basin Equity Fund               191
European Equity Fund                      0
BT Investment Lifecycle Short Range Fund 11
BT Investment Lifecycle Mid Range Fund  11
BT Investment Lifecycle Long Range Fund 13
Latin American Equity Fund              163
International Equity Fund               647
Global High Yield Securities Fund       86
Capital Appreciation Fund               333
International Bond Fund                 0

ITEM 27.  Indemnification; (10)

ITEM 28.Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Trust. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 280 Park Avenue, New York, New York 10017.

George B. Beitzel, 29 King Street, Chappaqua, NY 10514-3432. Retired Senior Vice President and Director of International Business Machines Corporation. Director of Bankers Trust and Bankers Trust New York Corporation. Director of Computer Task Group, FlightSafety International, Inc., Phillips Gas Company, Phillips Petroleum Company, Caliber Systems, Inc. (formerly, Roadway Services, Inc.), Rohm and Haas Company and TIG Holdings, Chairman Emeritus of Amherst College, and Chairman of the Colonial Williamsburg Foundation.
+ All exhibits have been filed electronically.
(10) Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.


William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Dallas, TX 75301-0001. Chairman of the Board and Chief Executive Officer, J.C. Penney Company, Inc. Director of Bankers Trust and Bankers Trust New York Corporation. Also a Director of Exxon Corporation, Halliburton Company and Warner-Lambert Corporation, National Urban League, Inc. and the National Retail Federation.

Jon M. Huntsman, Huntsman Corporation, 500 Huntsman Way, Salt Lake City, UT 84108. Chairman and Chief Executive Officer, Huntsman Corporation and other affiliated companies. Director of Bankers Trust and Bankers Trust New York Corporation. Chairman, Chief Executive Officer and Director of Sunstar Corporation and JK Corp. Chairman and Director of Co-Ex Plastics Inc. and Global Polymers Corporation. Chairman of Constar Corporation and Petrostar Corporation. President of Autostar Corporation and Restar Corporation. Director of Airstar Corporation, Consolidated Press International (Australia), Razzleberry Foods Corporation and Thiokol Corporation. General Partner of Huntsman Group Ltd., McLeod Creek Partnership and Trustar Ltd. Chairman of Primary Children's Medical Center Foundation, an overseer, The Wharton School, University of Pennsylvania, an advisor, University of Utah, Eccles Business School, founder of Huntsman Cancer Institute, University of Utah, chairman and director of the Huntsman Cancer Foundation, and a trustee and president of the Jon and Karen Huntsman Foundation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Suite 400, Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP. Director of Bankers Trust and Bankers Trust New York Corporation. Also a Director of American Express Company, Corning Incorporated, Dow Jones, Inc., J.C. Penney Company, Inc., Revlon Group Incorporated, Ryder System, Inc., Sara Lee Corporation, Union Carbide Corporation and Xerox Corporation, a trustee of Brookings Institution, The Ford Foundation and Howard University, and governor of the Joint Center for Political and Economic Studies.

Hamish Maxwell, Philip Morris Companies Inc., 100 Park Avenue, 10th Floor, New York, NY 10017. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc. Director of Bankers Trust and Bankers Trust New York Corporation. Director of The New Corporation Limited and Sola International Inc..

Donald F. McCullough, Collins & Aikman Corporation, 210 Madison Avenue, New York, NY 10016. Chairman Emeritus, Collins & Aikman Corporation. Director of Bankers Trust and Bankers Trust New York Corporation. Director of Massachusetts Mutual Life Insurance Co. and Melville Corporation.

N.J. Nicholas Jr., 15 West 53rd Street, New York, NY 10019. Former President, Co-Chief Executive Officer and Director of Time Warner Inc. Director of Bankers Trust and Bankers Trust New York Corporation. Also a Director of Boston Scientific Corporation and Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group. Director of Bankers Trust and Bankers Trust New York Corporation. Former Dean of The Wharton School, University of Pennsylvania and former Chief Executive Officer of Touche Ross & Co. (now Deloitte and Touche). Also Director of Allied-Signal Inc., Contel Cellular, Inc., Federal Home Loan Mortgage Corporation, GTE Corporation, Goodyear Tire & Rubber Company, Imasco Limited, The May Department Stores Company and Safeguard Scientifics, Inc. Member, Radnor Venture Partners Advisory Board, advisory board of the Controller General of the United States, and a Trustee, the Universtiy of Pennsylvania.


Didier Pineau-Valencienne, Schneider S.A., 4 Rue de Longchamp, 75116 Paris, France. Chairman and Chief Executive Officer, Schneider S.A. Director and member of the European Advisory Board of Bankers Trust and Director of Bankers Trust New York Corporation. Director of AXA (France) and Equitable Life Assurance Society of America, Arbed (Luxembourg), Banque Paribas (France), Ciments Francais (France), Cofibel (Belgique), Compagnie Industrielle de Paris (France), SIAPAP, Schneider USA, Sema Group PLC (Great Britain), Spie- Batignolles, Tractebel (Belgique) and Whirlpool. Chairman and Chief Executive Officer of Societe Parisienne d'Entreprises et de Participations.

Charles S. Sanford, Jr., Bankers Trust Company, 280 Park Avenue, New York, NY 10017. Chairman of the Board of Bankers Trust and Bankers Trust New York Corporation. Also a Director of Mobil Corporation and J.C. Penney Company, Inc.

Eugene B. Shanks, Jr., Bankers Trust Company, 280 Park Avenue, New York, NY 10017. President of Bankers Trust and Bankers Trust New York Corporation.

Patricia Carry Stewart, c/o Office of the Secretary, 280 Park Avenue - 17W,
New York,  NY   10017.   Former Vice  President, The Edna  McConnell Clark
Foundation. Director of Bankers Trust and Bankers Trust New York Corporation. Director, Borden Inc., Continental Corp. and Melville Corporation, Director and Vice Chair of Community Foundation for Palm Beach and Martin Counties, and a Trustee Emerita of Cornell University.

George J.  Vojta, Bankers  Trust Company, 280  Park Avenue,  New York,  NY
10017. Vice Chairman of the Board of Bankers Trust and Bankers Trust New York Corporation. Director of Northwest Airlines and Private Export Funding UST Corp., the New York State Banking Board and St. Lukes-Roosevelt Hospital Center, a partner of New York City Partnership and Chairman, Wharton Financial Services Center.

ITEM 29.Principal Underwriters:

(a) Edgewood Services, Inc., ( ``Edgewood') the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: FTI Funds, Excelsior Institutional Trust (formerly, Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust,
Marketvest  Funds,   Marketvest  Funds,   Inc.,  BT   Advisor   Funds,  BT
Institutional Funds, and BT Pyramid Mutual Funds.

     (b)
       (1)                      (2)                   (3)
Name and Principal        Positions and Offices      Positions and Offices
 Business Address            With Distributor          With Registrant


Douglas L. Hein           Trustee,                     --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Newton Heston, III        Vice President,              --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane          Assistant Vice President,         --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan          Secretary,                   --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779


Thomas J. Ward            Assistant Secretary,         --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.    Treasurer,                   --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

(c) Not Applicable.

ITEM 30. Location of Accounts and Records:

BT INVESTMENT FUNDS:          Federated Investors Tower
                              Pittsburgh, Pennsylvania 15222-3779

BANKERS TRUST COMPANY:        280 Park Avenue, New York, NY 10017

INVESTORS FIDUCIARY:          127 West 10th Street,
TRUST COMPANY                 Kansas City, MO 64105.

EDGEWOOD SERVICES, INC.: Clearing Operations, P.O. Box 897,
                         Pittsburgh, PA 15230-0897.
ITEM 31.  Management Services:

          Not applicable.

ITEM 32.  Undertakings:

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, with respect to the respective series of the Trust, to shareholders upon request and without charge.

          The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.


                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 28th day of Janaury, 1997.

                            BT INVESTMENT FUNDS
                           By:  /s/Jay S. Neuman
                         Jay S. Neuman, Secretary
                         January 28, 1997

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                     TITLE               DATE

By:  /s/  Jay S. Neuman  Attorney in Fact         January 28, 1997
          Jay S. Neuman  For the Persons
          SECRETARY      Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
                         (Chief Executive Officer,
                         Principal Financial and
                         Accounting Officer)

/s/PHILIP W. COOLIDGE*        Trustee
Philip W. Coolidge

/s/S. LELAND DILL*       Trustee
S. Leland Dill

/s/KELVIN J. LANCASTER*       Trustee
Kelvin J. Lancaster

/s/PHILIP SAUNDERS, JR.* Trustee
Philip Saunders, Jr.
*By Power of Attorney


                                SIGNATURES

     BT INVESTMENT PORTFOLIOS have duly caused this Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 28th day of Janaury, 1997.

                         BT INVESTMENT PORTFOLIOS

                           By:  /s/Jay S. Neuman
                         Jay S. Neuman, Secretary
                         January 28, 1997

     This Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                     TITLE               DATE

By:  /s/  Jay S. Neuman  Attorney in Fact         January 28, 1997
          Jay S. Neuman  For the Persons
          SECRETARY      Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
                         (Chief Executive Officer,
                         Principal Financial and
                         Accounting Officer)

/s/PHILIP W. COOLIDGE*        Trustee
Philip W. Coolidge

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/S/S. LELAND DILL*       Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.* Trustee
Philip Saunders, Jr.



*By Power of Attorney



                                SIGNATURES

     CAPITAL APPRECIATION PORTFOLIO has duly caused this Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 28th day of Janaury, 1997.

                      CAPITAL APPRECIATION PORTFOLIO

                           By:  /s/Jay S. Neuman
                         Jay S. Neuman, Secretary
                         January 28, 1997
     This Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                     TITLE               DATE

By:  /s/  Jay S. Neuman  Attorney in Fact         January 28, 1997
          Jay S. Neuman  For the Persons
          SECRETARY      Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
                         (Chief Executive Officer,
                         Principal Financial and
                         Accounting Officer)

/s/PHILIP W. COOLIDGE*        Trustee
Philip W. Coolidge

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*       Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.* Trustee
Philip Saunders, Jr.



*By Power of Attorney


                                SIGNATURES

     INTERNATIONAL EQUITY PORTFOLIO has duly caused this Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 28th day of Janaury, 1997.

                      INTERNATIONAL EQUITY PORTFOLIO

                           By:  /s/Jay S. Neuman
                         Jay S. Neuman, Secretary
                         January 28, 1997

     This Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                     TITLE               DATE

By:  /s/  Jay S. Neuman  Attorney in Fact         January 28, 1997
          Jay S. Neuman  For the Persons
          SECRETARY      Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
                         (Chief Executive Officer,
                         Principal Financial and
                         Accounting Officer)

/s/PHILIP W. COOLIDGE*        Trustee
Philip W. Coolidge

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*       Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.* Trustee
Philip Saunders, Jr.



*By Power of Attorney


                                SIGNATURES

     INTERMEDIATE TAX FREE PORTFOLIO has duly caused this Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of BT Investment Funds to be signed on its behalf by the undersigned thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 28th day of Janaury, 1997.

                      INTERMEDIATE TAX FREE PORTFOLIO

                           By:  /s/Jay S. Neuman
                         Jay S. Neuman, Secretary
                         January 28, 1997

     This Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                     TITLE               DATE

By:  /s/  Jay S. Neuman  Attorney in Fact         January 28, 1997
          Jay S. Neuman  For the Persons
          SECRETARY      Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
                         (Chief Executive Officer,
                         Principal Financial and
                         Accounting Officer)

/s/PHILIP W. COOLIDGE*        Trustee
Philip W. Coolidge

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*       Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.* Trustee
Philip Saunders, Jr.

* By Power of Attorney